As filed with the U.S. Securities and Exchange Commission on January 28, 2008
                                                              File No. 033-13863
                                                             File No. 811-001090

________________________________________________________________________________

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    |X|

                         Post-Effective Amendment No. 32                     |X|

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      |X|

                                Amendment No. 43                             |X|
                         _______________________________

                              THE JAPAN FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                         2 Avenue de Lafayette LCC 0695
                                  P.O. Box 5049
                                Boston, MA 02111
               (Address of Principal Executive Offices)(Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 1-800-535-2726

                              Nora M. Jordan, Esq.
                              Davis Polk & Wardwell
                              450 Lexington Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|X| immediately upon filing pursuant to paragraph (b)
|_| on (date) pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on (date) pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

________________________________________________________________________________

THE JAPAN FUND, INC.

Class S


Prospectus



                                January 28, 2008

                                 [logo omitted]

As with all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

How the Fund Works

4 The Fund's Main Investment Strategy

4 Principal Investment Risks

7 The Fund's Performance History

8 How Much Investors Pay

9 Other Policies and Risks

10 Who Manages and Oversees the Fund


14 Financial Highlights



How to Invest in the Fund


15 How to Buy Shares

17 How to Redeem Shares

19 Policies You Should Know About

26 Understanding Distributions and Taxes

29 Privacy Notice

HOW THE FUND WORKS

On the next few pages, you will find information about the Fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the Fund or are already a shareholder, you will want to LOOK THIS INFORMATION OVER CAREFULLY. You will want to keep it on hand for reference as well.

The Japan Fund, Inc. is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. Remember that mutual funds are INVESTMENTS, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. Their SHARE PRICES will go up and down and you could lose money.

You can find The Japan Fund, Inc. prospectus on the Internet at www.thejapanfund.com.

                                                           ticker symbol | SJPNX

THE JAPAN FUND, INC.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. Fidelity Management & Research Company (FMR), the Fund's investment advisor, together with certain affiliated subadvisors, normally invests the Fund's assets primarily in common stocks.

In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

PRINCIPAL INVESTMENT RISKS

The Fund cannot guarantee that it will achieve its investment objective.

Many factors affect the Fund's performance. The Fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Fund's reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. Because FMR concentrates the Fund's investments in Japan, the Fund's performance is expected to be closely tied to economic and

4 | The Japan Fund, Inc.

political conditions within that country and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.


The following factors can significantly affect the Fund's performance:


STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices, especially in foreign markets can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, "large cap" stocks can react differently from "small cap" stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-politicial risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.


FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory onditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.


GEOGRAPHIC CONCENTRATION. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, ecnomic, or regulatory developments.

JAPAN. The Japanese economy is characterized by government intervention and protectionism, and an unstable financial services sector. Also, the Japanese economy could be recovering from a long recession, although uncertainties about its recovery remain. International trade, government support of the financial services sector and other troubled sectors, consistent government policy, natural disasters, and geo-political developments can significantly affect economic growth. The United States is Japan's largest single trading partner, but a significant portion of Japan's trade is conducted with developing nations, almost all of which are in East and Southeast Asia.



                                                        The Japan Fund, Inc. | 5

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in eneral economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well known issuers can be more volatile than that of larger issuers.

"SMALL CAP" INVESTING. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.


"GROWTH" INVESTING. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective.

OTHER INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, the Fund may lend securities to broker-dealers or other institutions to earn income for the Fund.

FMR may use various techniques, such as buying and selling futures contracts and exchange-traded-funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values.

OTHER INVESTMENT RISKS

SECURITIES LENDING. The Fund may lend securities with a value up to 33 1/3% of its assets to financial institutions that provide cash as collateral. Securities lending involves risk of failure by the borrower to return securities involved in such transactions. In the event the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in garnering access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed security.

6 | The Japan Fund, Inc.

THE FUND'S PERFORMANCE HISTORY

While the Fund's past performance (before and after taxes) is not a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the Fund's shares have varied from year to year, which may give some idea of risk. Prior to October 7, 2002, the Fund was advised by a different investment advisor and operated under certain different investment strategies. Accordingly, the Fund's historical performance may not represent its current investment strategies. The table shows the risks of investing in the Fund by showing how Fund performance compares with a broad-based market index (which, unlike the Fund, does not have any fees, taxes or expenses). The performance of both the Fund and the index vary over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Japan Fund, Inc.

ANNUAL TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

------------- ---------- ---------- ----------- --------- ---------- ---------- ---------- ---------- -------------
   24.34%      119.88%    -27.28%    -33.63%     -8.45%    58.10%     11.95%     24.20%     -3.56%       -2.45%
------------- ---------- ---------- ----------- --------- ---------- ---------- ---------- ---------- -------------
    1998        1999       2000        2001       2002      2003       2004       2005       2006         2007
------------- ---------- ---------- ----------- --------- ---------- ---------- ---------- ---------- -------------

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 30.23%, 09/30/03              WORST QUARTER: -19.86%, 09/30/01

                                                        The Japan Fund, Inc. | 7


 AVERAGE ANNUAL TOTAL RETURNS (%) AS OF DECEMBER 31, 2007


                                                                         1 YEAR      5 YEARS       10 YEARS
--------------------------------------------------------------------- ------------ ------------- -------------
Return before Taxes                                                      -2.45        15.64          9.59
--------------------------------------------------------------------- ------------ ------------- -------------
Return after Taxes on Distributions                                      -2.45        15.49          8.47
--------------------------------------------------------------------- ------------ ------------- -------------
Return after Taxes on Distributions and Sale of Fund Shares              -1.60        13.69          7.89
--------------------------------------------------------------------- ------------ ------------- -------------
INDEX (reflects no deductions for fees, expenses or taxes)               -7.33        12.94          3.77
--------------------------------------------------------------------- ------------ ------------- -------------


INDEX: The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted index (adjusted in U.S. Dollars) of the largest and better established stocks traded on the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax. Investors cannot invest directly in an index.

HOW MUCH INVESTORS PAY

The Fund's shares have no sales charge or other shareholder fees other than a short-term redemption fee. The Fund does have annual operating expenses, and as a shareholder of the Fund, you pay them indirectly.

FEE TABLE


SHAREHOLDER FEES, paid directly from your investment
------------------------------------------------------------------- ------------
Redemption Fee, on shares owned less than six months                2.00%
(% of amount redeemed)
------------------------------------------------------------------- ------------
ANNUAL OPERATING EXPENSES, deducted from Fund assets
------------------------------------------------------------------- ------------
Management Fee                                                      0.61%(1)
------------------------------------------------------------------- ------------
Distribution/Service (12b-1) Fees                                   0.15%(2)
------------------------------------------------------------------- ------------
Other Expenses                                                      0.67%(3)
------------------------------------------------------------------- ------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.43%
------------------------------------------------------------------- ------------

(1) Includes an advisory fee of 0.57% payable to FMR and additional expenses of approximately 0.04% payable by the Fund for other management functions, including the Office of the Chief Executive Officer of the Fund.

(2) The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to use up to 0.25% of the Fund's average daily net assets to pay distribution and other fees in connection with the sale of its shares. However, such fees are limited to payments at an annual rate up to 0.15% of the average daily net assets of the Fund. See "Distribution and Service Fees."

(3) "Other Expenses" includes printing costs, registration fees, legal and audit fees, custodial, fund accounting, administration and tranfer agency fees, shareholder servicing fees, costs associated with the Directors and certain other miscellaneous expenses.


Based on the costs above, the below example helps you compare the Fund's expenses to those of other mutual funds. This example assures the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



EXAMPLE                        1 YEAR               3 YEARS              5 YEARS              10 YEARS
------------------------ -------------------- -------------------- --------------------- --------------------
Class S Shares                  $147                 $455                  $787                $1,722
------------------------ -------------------- -------------------- --------------------- --------------------


8 | The Japan Fund, Inc.

OTHER POLICIES AND RISKS

SHAREHOLDER APPROVAL

The following policy is subject to change only upon shareholder approval:

THE JAPAN FUND, INC. seeks long-term capital appreciation.

SHAREHOLDER NOTICE

The following policy is subject to change only upon 60 days' prior notice to shareholders:

THE JAPAN FUND, INC. normally invests at least 80% of its assets in securities of Japanese issuers, and other investments that are tied economically to Japan.

COUNTRY OR GEOGRAPHIC REGION


FMR considers a number of factors to determine whether an investment is tied economically to Japan, including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of Japan; and whether the investment is exposed to the economic fortunes and risks of Japan.


FOR MORE INFORMATION

This prospectus does not tell you about every policy or risk of investing in the Fund.

If you want more information on the Fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).


Keep in mind that there is no assurance that any mutual fund will achieve its goals.

INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

The Fund discloses its calendar quarter-end portfolio holdings on its public website, www.thejapanfund.com, 45 to 60 days after calendar quarter-end. The Fund also discloses its top ten holdings 15 days or more after calendar quarter-end. A description of the Fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.


                                                    Other Policies and Risks | 9

WHO MANAGES AND OVERSEES THE FUND

THE INVESTMENT ADVISOR

Fidelity Management & Research Company (FMR) acts as the investment advisor for the Fund pursuant to an investment advisory agreement that was approved by the Fund's shareholders on August 27, 2002, and became effective on October 7, 2002. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.


Under the supervision of the Board of Directors, FMR is responsible for choosing the Fund's investments. As of September 30, 2007, FMR and its affiliate, FMR Co., Inc. (FMRC), had approximately $1.3 billion in discretionary assets under management.

The advisor receives an advisory fee from the Fund. For the most recent fiscal year end, the actual amount the Fund paid in total management fees to the advisor was 0.57% of its average daily net assets.


THE SUB-ADVISORS

FMR has entered into sub-advisory agreements that were approved by the Fund's shareholders on August 27, 2002, and became effective October 7, 2002. The following FMR affiliates assist FMR with investments:


o Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-advisor for the Fund. As of June 30, 2007, FIJ had approximately $63 billion in discretionary assets under management. Currently, FIJ is primarily responsible for choosing investments for the Fund. FIJ may also provide investment advisory and order execution services for the Fund from time to time.


o Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-advisor for the Fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Fund.

o Fidelity Research & Analysis Company (FRAC) (formerly, Fidelity Management & Research (Far East) Inc.) serves as a sub-advisor for the Fund. FRAC was organized in 1986 to provide investment research and advice to FMR. FRAC may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Fund (pursuant to a sub-advisory agreement between FMR, FMRC, Fidelity Investments Money Management, Inc. (FIMM) and FRAC dated as of January 1,
     2006).

10 | Who Manages and Oversees the Fund

o Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-advisor for the Fund. As of June 30, 2007, FIIA had approximately $26.8 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Fund.

o Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L.), in London, England, serves as a sub-advisor for the Fund. As of June 30, 2007, FIIA(U.K.)L. had approximately $13.4 billion in discretionary assets under management. FIIA(U.K.)L. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Fund.


o FMR Co., Inc. (FMRC) serves as a sub-advisor for the Fund. FMRC may provide investment advisory services for the Fund.

Effective January 20, 2006, FMR entered into a general research service agreement with FMRC, FIMM, and FRAC pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM.

FMR compensates FMRC, FMR U.K., FRAC and FIIA, out of the advisory fee it receives from the Fund. FIIA in turn pays FIIA(U.K.)L. and FMRC in turn pays FRAC. FIIA or FRAC in turn pays FIJ for providing sub-advisory services.

For a discussion of the basis for the Board's approval of the Fund's investment advisory and sub-advisory agreements, please see the Fund's Report to Shareholders for the most recent period.

Jay Talbot is the portfolio manager of the Fund, which he has managed since October 2002, and is responsible for the day-to-day management of the Fund. Since joining Fidelity in 1993, Mr. Talbot has worked as a senior equity analyst and portfolio manager. The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

From time to time, a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied

                                          Who Manages and Oversees the Fund | 11
on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund or any Fidelity fund.

THE ADMINISTRATOR


State Street Bank and Trust Company (State Street) acts as the administrator for the Fund pursuant to an Administration Agreement that was approved by the Fund's Board of Directors on April 26, 2007 and became effective on October 1, 2007, as modified by the Fund and State Street. The address of State Street, unless otherwise indicated, is 2 Avenue de Lafayette, LCC0695, P.O. Box 5049, Boston, MA 02111.

THE CHIEF EXECUTIVE OFFICER

In addition to an advisor and an administrator, the Fund has a Chief Executive Officer, appointed by the Board of Directors, to oversee the management, administration and distribution of the Fund. The address for the Chief Executive Officer is 2 Avenue de Lafayette, LCC0695, P.O. Box 5049, Boston, MA 02111. For more information on the Fund's Chief Executive Officer, please request a free copy of the Statement of Additional Information as explained on the back cover of this prospectus.

COMPLIANCE SERVICES

Foreside Compliance Services, LLC (FCS), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. Foreside Management Services, LLC ("FMS"), an affiliate of the Distributor, provides a Principal Financial Officer to the Fund.

THE DISTRIBUTOR

Foreside Fund Services, LLC, the Trust's principal underwriter (the Distributor), acts as the Fund's distributor in connection with the offering of Fund Shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

The Distributor, FCS and FMS are not affiliated with the Adviser or with State Street or its affiliates.

DISTRIBUTION AND SERVICE FEES

The Fund has a Distribution and Service Plan that permits the Fund to pay distribution and other fees for the sale of its shares. Payments made under the Plan are made pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund to pay for certain distribution and shareholder services provided by institu-


12 | Who Manages and Oversees the Fund
tions that have agreements with the Fund or its service providers to provide such services. However, under the Fund's Distribution Agreement, the distribution and service fees are limited to payments at an annual rate up to 0.15% of the average daily net assets of the Fund. Because the fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in the Fund, and may cost you more than paying other types of sales charges.

In addition, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Fund in light of the fact that other costs are avoided by the Fund where the intermediary, not the Fund's service providers, provides shareholder services to Fund shareholders. These payments are made in addition to fees paid from the Fund's Distribution and Service Plan under Rule 12b-1 of the Investment Company Act. These intermediaries also may be appointed as agents for or authorized by the Fund to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.

                                          Who Manages and Oversees the Fund | 13

FINANCIAL HIGHLIGHTS


This table is designed to help you understand the Fund's financial performance for the past five years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the fiscal years ended September 30, 2007, September 30, 2006 and December 31, 2005 has been audited by Briggs, Bunting & Dougherty, LLP. The information for prior fiscal years has been audited by a predecessor independent registered public accounting firm. The report of Briggs, Bunting & Dougherty, LLP, along with the Fund's financial statements and related notes, appear in the annual report that accompanies our Statement of Additional Information (see "Shareholder reports" on the back cover).


The Japan Fund, Inc.


                                                 SEPTEMBER 30,                     DECEMBER 31,
YEARS ENDED                                          2007         2006(a)     2005       2004      2003     2002
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
SELECTED PER SHARE DATA
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
NET ASSET VALUE, BEGINNING
OF PERIOD                                           $12.06        $13.24     $10.66     $9.54     $6.07     $6.63
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
Income (loss) from investment operations:
  Net investment loss(b)                             (0.03)        (0.01)     (0.07)    (0.06)    (0.06)    (0.06)
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions        0.91         (1.05)      2.65      1.19      3.57     (0.51)
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
  TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      0.88         (1.06)      2.58      1.13      3.51     (0.57)
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
Less dividends and distributions from:
  Net investment income                                --          (0.13)       --      (0.02)    (0.06)      --
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
Redemption fees                                        -- (d)       0.01        -- (d)   0.01      0.02      0.01
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
NET ASSET VALUE, END OF PERIOD                      $12.94        $12.06     $13.24     $10.66    $9.54     $6.07
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
Total return (%)(c)                                   7.30         (7.91)**   24.20     11.95     58.10     (8.45)
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
Net assets, end of period ($ millions)                 370           435        527       445       400       249
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
Ratio of expenses before expense
reductions (%)                                        1.43          1.39*      1.66      1.49      1.66      1.58
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
Ratio of expenses after expense
reductions  (%)                                       1.43          1.39*      1.59      1.39      1.56      1.57
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
Ratio of net investment loss (%)                     (0.20)        (0.11)*    (0.68)    (0.62)    (0.82)    (0.90)
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------
Portfolio turnover rate (%)                            124            66**       90        70        80       113
----------------------------------------------- ---------------- ---------- ---------- --------- --------- --------

Amounts designated as "--" are $0 or round to $0.
 *  Annualized.
**  Not Annualized.
(a) For the nine months ended September 30, 2006 (in 2006 the Fund changed its fiscal year end from December to September).
(b) Based on average shares outstanding during the year.
(c) Effective as of March 16, 2001, shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% redemption fee.
(d) Amount represents less than $0.01 per share.

14 | Financial Highlights

HOW TO INVEST IN THE FUND

The following sections tell you how to invest in the Fund and what to expect as a shareholder.

HOW TO BUY SHARES

Buying shares: Use these instructions to invest directly. If you need assistance, you can call 1-800-53-JAPAN (1-800-535-2726).

INITIAL INVESTMENT ONLINE

You may purchase shares of the Fund by logging on to the Fund's website at www.thejapanfund.com. Simply go to the Individual Investor section and click on How to Invest with Us. Next click on Open a New Account and you will be guided through the account opening process.

INITIAL INVESTMENT BY WIRE


You may purchase shares of the Fund by wiring immediately available federal funds (subject to a minimum initial investment of $2,500 for regular accounts and $1,000 for IRAs) to State Street Bank and Trust Company from your bank (see instructions below). Your bank may charge a fee for doing so.

If money is to be wired, you must call Boston Financial Data Services, Inc. (the "Transfer Agent") at 1-800-53-JAPAN (1-800-535-2726), option 3, to set up your account and obtain an account number. You should be prepared at that time to provide the information on the Account Application. Then you should provide your bank with the following information for purposes of wiring your investment:

State Street Bank and Trust Company
Boston, MA
ABA #011000028
For Credit To:
Account #99057242
The Japan Fund, Inc.
(Shareholder Name)
(Shareholder Account #)


You are required to fax and mail the original signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund.


                                                  How to Invest in the Fund | 15

Shareholders will receive the next determined net asset value per share after receipt of such wire and the acceptance of the purchase by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge you for this service.

INITIAL INVESTMENTS BY MAIL

An account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check (subject to the minimum investment of $2,500 for regular accounts and $1,000 for IRAs), payable to The Japan Fund, Inc. All checks must be made payable in U.S. Dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).


Regular Mail:
The Japan Fund, Inc.
P.O. Box 55760
Boston, MA 02205-8005

Express, registered or certified mail:
The Japan Fund, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021

Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance.


ADDITIONAL INVESTMENTS

Additional investments may be made at any time (subject to a minimum subsequent investment of $50 for regular accounts, IRA accounts and systematic investment plans) by either mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to The Japan Fund, Inc.), by wiring monies to the clearing bank as outlined above, on the Internet, by a systematic investment plan, or by telephone with payment by Automated Clearing House ("ACH"), which electronically transfers your funds from your designated bank


16 | How to Invest in the Fund
account. In order to purchase shares by telephone and make payment by ACH or by a systematic investment plan, you must complete the appropriate sections of the application and include a voided check.

HOW TO REDEEM SHARES

Redeeming shares: Use these instructions to redeem shares.

If you need assistance, you can call 1-800-53-JAPAN (1-800-535-2726).

Shares of the Fund may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL


The Fund will redeem its shares at the net asset value per share next determined after the request is received in "good order." The net asset value per share of the Fund is determined at the close of regular trading of the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern Time) each business day the NYSE is open. Requests should be addressed to The Japan Fund, Inc., P.O. Box 55760, Boston, MA 02205-8005.


Requests in "good order" must include the following documentation:

     (a) a letter of instruction, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (b) any required signature guarantees (see "Signature Guarantees" below);
         and

     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

SIGNATURE GUARANTEES


To protect you and the Fund against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The accept-

                                                  How to Invest in the Fund | 17
able Medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange, Inc. Medallion Program (NYSE MSP). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:


     o    Written requests to redeem $100,000 or more

     o    Changes to a shareholder's record name

     o Redemption from an account for which the address or account registration has changed within the last 30 days

     o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

     o Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

OTHER REDEMPTION OPTIONS

Call the Fund at 1-800-53-JAPAN (1-800-535-2726) for instructions on how to redeem by telephone, wire or by ACH. In addition, you can visit the website at www.thejapanfund.com and follow the instructions for making on-line redemptions.

FURTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date on which redemption proceeds are paid to shareholders at times when the NYSE is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission (SEC).


18 | How to Invest in the Fund

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

REDEMPTION FEE

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund charges a redemption fee of 2.00% on redemptions of shares that have been held for less than six months. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares that were acquired through reinvestment of dividends or distributions. The fee will be credited to the assets of the Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. From time to time, the Fund may waive or modify the redemption fee for certain categories of investors. For more information on the Fund's redemption fee, please see pages 20 and 21.

POLICIES YOU SHOULD KNOW ABOUT

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

Lost Accounts: The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be can-


                                                  How to Invest in the Fund | 19
celed. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

POLICIES ABOUT TRANSACTIONS

THE FUND IS OPEN FOR BUSINESS each day the NYSE is open. The Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

YOU CAN PLACE AN ORDER TO BUY OR SELL SHARES AT ANY TIME DURING THE FUND'S NORMAL BUSINESS HOURS. Once your order is received and the Fund has determined that it is complete, it will be processed at the next share price calculated.

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

QUESTIONS? You can speak to an Investor Services Representative between 8:30 a.m. and 6:30 p.m., Eastern Time on any Fund business day by calling 1-800-53-JAPAN (1-800-535-2726).

Automated phone information is available 24 hours a day.

In addition, the Fund's website can be a valuable resource for shareholders with Internet access. To get up-to-date account information, review balances or open an account, go to www.thejapanfund.com.

SINCE MANY TRANSACTIONS MAY BE INITIATED BY TELEPHONE OR ELECTRONICALLY, it is important to understand that as long as the Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Fund recommends the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while the Fund does not currently charge a fee to send or receive wires, it is possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.


20 | How to Invest in the Fund

THE FUND MAY REJECT OR LIMIT ANY PURCHASE ORDERS, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales.

FREQUENT PURCHASES AND REDEMPTION OF SHARES

Short-term or excessive trading or time zone arbitrage into and out of the Fund (sometimes known as "market timing"), particularly involving large amounts, may present risks to the Fund and its long-term shareholders. Short-term or excessive trading or time zone arbitrage may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to the Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Fund's portfolio. In addition, short-term or excessive trading or time zone arbitrage may cause the Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption requests.

Accordingly, the Fund has certain procedures, described in this prospectus and approved by the Board of Directors, designed to deter shortterm or excessive trading or time zone arbitrage. In addition, the Fund's Transfer Agent reviews redemptions daily looking for activity indicating that a shareholder is attempting to time the market. The Fund's procedures and processes to deter short-term or excessive trading or time zone arbitrage are:

     o the imposition of a 2% redemption fee on the redemption of shares held for less than six months (subject to certain exceptions disclosed below under "Exception to Redemption Fee");

     o the reservation of the right to reject, cancel (within one day of receipt) or limit purchase orders, when there appears to be a pattern of short-term or excessive trading or time zone arbitrage; and

     o the utilization of fair valuation practices adopted by the Board of Directors that are intended to protect the Fund from "time zone arbitrage" with respect to its Japanese securities holdings (see below "How the Fund Calculates Share Price").

There are no assurances these procedures will be effective in limiting short-term and excessive trading or time zone arbitrage. For example, the Transfer Agent may not be able to effectively monitor, detect or limit short-term or excessive trading or time zone arbitrage by underlying shareholders that hold shares through omnibus accounts maintained by broker-dealers or other financial intermediaries.

These procedures are uniformly applied, except as noted under "Exception to Redemption Fee." The Fund's procedures may be modified or terminated at any time.


                                                  How to Invest in the Fund | 21

EXCEPTION TO REDEMPTION FEE

In general, shares of the Fund may be redeemed at net asset value. However, shares of the Fund held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. The 2% fee directly affects the amount a shareholder who is subject to the fee receives upon redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to FMR or its subsidiaries, and does not benefit FMR in any way. The Fund reserves the right to modify the terms of or to terminate this fee at any time.

The redemption fee will not be applied to (a) a redemption of shares of the Fund outstanding for six months or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent, (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, and (f) shares purchased by accounts opened pursuant to certain types of "WRAP" fee investment programs. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held six months or more; and third, purchased shares held for less than six months. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Fund reserves the right to modify the terms of or to eliminate any of these exceptions to the redemption fee at any time.


22 | How to Invest in the Fund

HOW THE FUND CALCULATES SHARE PRICE

The share price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the Fund uses the following equation:

     TOTAL ASSETS-TOTAL LIABILITIES
     ---------------------------------------------------  =   NAV
     TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares of the Fund is also the Fund's NAV, minus a 2.00% redemption fee on shares owned less than six months, if applicable.

THE FUND TYPICALLY USES MARKET PRICES TO VALUE SECURITIES.
However, when a market price isn't available, or when there is reason to believe it does not represent market realities, the Fund will use fair value methods approved by the Board of Directors. Fair value determinations may be made by the Fund's independent pricing service or by the Fund's Fair Value Committee pursuant to procedures adopted by the Fund's Board of Directors. In such a case, the Fund's value for a security is likely to be different from quoted market prices.


If market quotations, official closing prices, or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market.


The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Fair Value Committee. Fair value determinations that affect the Fund's net asset value are subject to review, approval or ratification by the Board. The valuation procedures include a procedure whereby foreign securities prices may be "fair valued" by an independent pricing service approved by the Board of Directors. The Fund uses fair value pricing to seek to ensure that the Fund's net asset value reflects the value of its underlying portfolio securities.

                                                  How to Invest in the Fund | 23

There can be no assurance, however, that a fair value used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security's valuation may differ depending on the method used for determining value. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


BECAUSE THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN THE JAPANESE MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell Fund shares. This is because the Japanese markets are open on days or at times when the Fund does not price its shares.

OTHER RIGHTS THE FUND RESERVES

You should be aware that the Fund may do any of the following:

     o withhold 28% of your distributions as federal income tax if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

     o close your account and send you the proceeds if your balance falls below $2,500 or $250 for retirement accounts; charge you $10 a year if your account balance falls below $2,500; in either case, the Fund will give you 60 days' notice so you can either increase your balance or close your account (these policies do not apply to any case where a fall in share price created the low balance).

     o reject a new account application if you don't provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days' notice to provide the correct number.

     o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less.

     o   change, add or withdraw various services, fees and account policies.


24 | How to Invest in the Fund

FOREIGN INVESTORS


The Fund will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons). Where the Fund does accept such investments from a foreign investor the transfer agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Fund has instructed the transfer agent to escalate certain foreign investors to the Fund's Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the U.S. for a foreign financial institution.


CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity.


                                                  How to Invest in the Fund | 25

Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNDERSTANDING DISTRIBUTIONS AND TAXES

In order to qualify as a "regulated investment company" and avoid federal corporate income tax, a mutual fund must distribute to its shareholders virtually all of its net earnings. The Fund can earn money in two ways: by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. The Fund's earnings are separate from any gains or losses stemming from your own purchase of shares. The Fund may not always pay a distribution for a given period.

Japanese source dividends and interest that are paid to the Fund will generally be subject to a withholding tax at a maximum rate of 10% on the total amount paid, subject to certain exceptions. The amounts withheld are generally taxable to you as a shareholder even though you don't receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign taxes withheld.


26 | How to Invest in the Fund

THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS TO ITS SHAREHOLDERS annually, and, if necessary, may make additional distributions.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in Fund shares (at NAV), all deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. If you choose to reinvest your dividends and distributions within a taxable account, you will be treated for U.S. federal income tax purposes as if you had received such dividends and distributions and purchased additional shares.


BUYING AND SELLING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES
FOR YOU (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares.


Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The TAX STATUS of the Fund earnings you receive, and of the gains or losses derived from your own Fund share transactions, generally depends on their type:

Generally taxed at ordinary income rates

     o   short-term capital gains from selling Fund shares

     o taxable income distributions you receive (or are deemed to receive) from the Fund (other than distributions of "qualified dividend income")

     o short-term capital gains distributions you receive (or are deemed to receive) from the Fund

Generally taxed at capital gains rates

     o   long-term capital gains from selling Fund shares

     o long-term capital gains distributions you receive (or are deemed to receive) from the Fund

     o distributions of "qualified dividend income" you receive (or are deemed to receive) from the Fund


                                                  How to Invest in the Fund | 27

You may be able to claim a tax credit or deduction for your share of any foreign taxes the Fund pays.

THE FUND WILL SEND YOU DETAILED TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the tax category of any dividends or distributions. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you will be getting some of your investment back as a taxable dividend. You can avoid this result by investing after the Fund declares a dividend. Investors that are tax-advantaged retirement accounts do not need to worry about this.


28 | How to Invest in the Fund

                                 PRIVACY NOTICE

The Japan Fund, Inc. recognizes and respects the privacy concerns of our customers. The Fund collects nonpublic personal information about you in the course of doing business with shareholders and investors. "Nonpublic personal information" is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

INFORMATION WE COLLECT

o    Information we receive from you on applications or other forms;

o Information about your transactions with us and our service providers, or others;

o Information we receive from consumer reporting agencies (including credit bureaus).

INFORMATION WE SHARE

The Fund only discloses nonpublic personal information about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders:

o To government entities, in response to subpoenas or to comply with laws or regulations;

o When you, the customer, direct the Fund to do so or consent to the disclosure;

o To companies that perform necessary services for the Fund, such as shareholder servicing centers that the Fund uses to process your transactions or maintain your account;

o    To protect against fraud, or to collect unpaid debts.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

INFORMATION SECURITY

The Fund conducts its business affairs through its directors, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described earlier). We restrict access to your personal and account information to those persons who need to know it in order to provide services to you. The Fund or its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a brokerdealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

                          NOT A PART OF THE PROSPECTUS

                       This page intentionally left blank.

                       This page intentionally left blank.

TO GET MORE INFORMATION

SHAREHOLDER REPORTS -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and the Fund's financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this prospectus).

The Fund's most recent Annual and Semi-Annual reports and Statement of Additional Information are available, free of charge, by calling 1-800-53-JAPAN (1-800-535-2726) or on the Fund's website at www.thejapanfund.com. These documents and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.


TO MAKE INVESTMENTS                       SEC
--------------------------------------------------------------------------------
P.O. Box 55760                            Public Reference Section
Boston, MA 02205-8005                     100 F Street, N.E.
www.thejapanfund.com                      Washington, D.C. 20549
1-800-53-JAPAN                            www.sec.gov
                                          1-202-942-8090


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the related SAI.

                                                             DISTRIBUTED BY:
                                                             -------------------
                                                             Foreside Fund
                                                             Services, LLC
                                                             Two Portland Square
                                                             Portland, ME 04101
SEC File Number:                                             www.foresides.com

The Japan Fund, Inc.  811-01090                              | JPN-PS-001-0700

                              THE JAPAN FUND, INC.

                                     CLASS S

             -------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 28, 2008

             -------------------------------------------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for The Japan Fund, Inc. (the "Fund") dated January 28, 2008 and as further amended from time to time. A copy of the prospectus may be obtained without charge by calling toll-free 1-800-53-JAPAN (1-800-535-2726). The Annual Report to Shareholders of the Fund dated September 30, 2007 is incorporated by reference and hereby deemed to be part of this Statement of Additional Information ("SAI").

                                TABLE OF CONTENTS

                                                                            PAGE

THE JAPAN FUND, INC. ........................................................2
INVESTMENT RESTRICTIONS .....................................................2
INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES ...............................3
SPECIAL CONSIDERATIONS REGARDING JAPAN ......................................18
THE INVESTMENT ADVISOR ......................................................19
THE SUB-ADVISORS ............................................................19
THE PORTFOLIO MANAGER .......................................................21
CONTROL OF INVESTMENT ADVISOR AND SUB-ADVISORS ..............................23
CODE OF ETHICS ..............................................................23
PORTFOLIO TRANSACTIONS ......................................................23
PORTFOLIO HOLDINGS ..........................................................27
THE DISTRIBUTOR .............................................................29
THE DISTRIBUTION AND SHAREHOLDER SERVICING PLAN .............................29
THE TRANSFER AGENT ..........................................................31
THE CUSTODIAN ...............................................................31
THE ADMINISTRATOR ...........................................................32
COMPLIANCE SERVICES .........................................................33
THE CHIEF EXECUTIVE OFFICER .................................................33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...............................34
LEGAL COUNSEL ...............................................................34
PURCHASE AND REDEMPTION OF SHARES ...........................................34
TAXES .......................................................................40
NET ASSET VALUE .............................................................47
DIRECTORS AND OFFICERS OF THE FUND ..........................................49
ORGANIZATION OF THE FUND ....................................................54
ADDITIONAL INFORMATION ......................................................54
PROXY VOTING .................................................................55
FINANCIAL STATEMENTS ........................................................55
APPENDIX A - DESCRIPTION OF RATINGS .........................................A-1
APPENDIX B - PROXY VOTING SUMMARY ...........................................B-1
                                                                 JPN-SX-001-0600

THE JAPAN FUND, INC.

The Fund is a diversified, open-end management investment company that continually offers and redeems its shares. It is a company of the type commonly known as a mutual fund.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

The Fund's fundamental investment limitations as listed below and the investment objective restated in the "Investment Objective" paragraph on page 3 cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund. All other investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund may not:


(a) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c) purchase physical commodities or contracts relating to physical commodities unless acquired as a result of ownership of securities or other instruments;

(d) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(f) make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following investment limitations are not fundamental and may be changed without shareholder approval. The Fund may not:

(1) invest more than 20% of its total assets in debt securities of both foreign and domestic issuers;

(2)      borrow money in an amount greater than 5% of its total assets, except
         (i) for temporary or emergency purposes, and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(3) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(4) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(5) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(6) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit; and provided further, however, that futures contracts or options thereon relating to the TOPIX or NIKKEI indices as a whole shall not be subject to the above 5% limit;

(7) purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 10% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and


(8) lend portfolio securities in an amount greater than 331/3% (the Fund may set a lower percentage with a securities lending agent) of its total assets.

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation. The Fund deems its investment objective a matter of fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and 13(a)(3) of the 1940 Act.

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective as stated above by investing, under normal circumstances, at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. This policy is subject to change only upon 60 days' notice to shareholders.

INVESTMENT TECHNIQUES

The following pages contain more detailed information about types of instruments in which the Fund may invest, strategies the Fund's investment advisor, Fidelity Management & Research Company ("FMR"), may employ in pursuit of the Fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. The Fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the Fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Directors of the Fund has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

BORROWING. The Fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. The Fund can hold un-invested cash, including cash collateral from securities lending (if any), or can invest in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds, or units of registered or unregistered collective investment vehicles (which invest in Rule 2a-7 permitted assets). Generally, these securities offer less potential for gains than other types of securities.

COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES. Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

COUNTRY OR GEOGRAPHIC REGION. FMR considers a number of factors to determine whether an investment is tied economically to Japan including: whether the investment is issued or guaranteed by the Japanese government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in Japan; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in Japan; whether the investment is included in an index representative of Japan; and whether the investment is exposed to the economic fortunes and risks of Japan.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. Dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. Dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts
(GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

FOREIGN CURRENCY TRANSACTIONS. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. Dollars "locks in" the U.S. Dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. The Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. The Fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code. Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to the Fund or that it will employ currency manegement strategies at appropriate times.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.


The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. Dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by the Fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

FUND'S RIGHTS AS AN INVESTOR. The Fund does not intend to direct or administer the day-to-day operations of any company. The Fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities in which the Fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. No guarantee can be made, however, that litigation against the Fund will not be undertaken or liabilities incurred. FMR's proxy voting guidelines are included as Appendix B of this SAI.

FUTURES, OPTIONS AND SWAPS. The success of any strategy involving futures, options and swaps depends on the Advisor's analysis of many economic and mathematical factors and the Fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

     FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Futures may be based on foreign indexes such as the Nikkei Stock Average (Nikkei
225), the Nikkei Stock Index 300 (Nikkei 300), and the Tokyo Stock Exchange Stock Price Index (TOPIX) in Japan.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in the Fund's net asset value per share. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a futures commission merchant that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the future commission merchant's other customers, potentially resulting in losses to the Fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the Fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not subject to registration or regulation as a CPO.

The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the futures position will not track the performance of the Fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.

The above limitations on the Fund's investments in futures contracts and options and the Fund's policies regarding futures contracts and options discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges, known as "OTC options") generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options position will not track the performance of the Fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

ILLIQUID SECURITIES. Illiquid Securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Directors, FMR determines the liquidity of the Fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of the Fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. Dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities include all types of debt instruments that are of medium and high quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities, as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which the Fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. See "Repurchase Agreements." Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the U.S. Securities and Exchange Commission (the "SEC") (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that the Fund supply additional cash to a borrower on demand.


Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

PREFERRED SECURITIES. Preferred securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities and common stock.

REPURCHASE AGREEMENTS. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The Fund will only enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.

SECURITIES LENDING. Subject to investment limitation (8) above under "Investment Restrictions," the Fund may lend securities from its portfolio to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Generally, the purpose of such loans is to permit the borrowers to use such securities for delivery to purchasers when such borrowers have sold short. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The cash collateral received by the Fund is invested in cash or cash equivalents. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. These events could trigger adverse tax consequences to the Fund.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies including shares of closed-end investment companies, unit investment trusts, and open-end investment companies represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share
(NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which the Fund can invest in securities of other investment companies is limited by federal securities laws.

SHORT SALES "AGAINST THE BOX." Short sales "against the box" are short sales of securities that the Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

     SWAP AGREEMENTS. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two-party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the Fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, not subject to regulation as futures or commodity option transactions under the CEA.

TEMPORARY DEFENSIVE POLICIES. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation, as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating the Fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

MASTER/FEEDER STRUCTURE. The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master/feeder fund structure, as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss.

SPECIAL CONSIDERATIONS REGARDING JAPAN

Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation have helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the European Union. Despite its impressive history, investors face special risks when investing in Japan.

ECONOMIC. For three decades, from the 1960s through the 1980s, Japan's overall real economic growth had been spectacular. However, growth slowed markedly in the 1990s and Japan's economy fell into a long recession. At present, the Japanese economy could be recovering from this long recession, although uncertainties about its recovery remain. Japan's huge government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses are some of the major long-term problems.

Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Japan's economic growth is significantly driven by its exports. Domestic or foreign trade sanctions or other protectionist measures could adversely impact Japan's economy. Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

A pressing need to sustain Japan's economic recovery and improve its economic growth is the task of overhauling the nation's financial institutions. Banks, in particular, may have to reform themselves to become more competitive. Successful financial sector reform would contribute to Japan's economic recovery at home and would benefit other economies in Asia. Internal conflict over the proper way to reform the banking system exists.

GEO-POLITICAL. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

THE INVESTMENT ADVISOR

Fidelity Management & Research Company ("FMR" or the "Advisor"), acts as the investment advisor for the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") dated October 7, 2002 that complies with the requirements of the 1940 Act. The Advisory Agreement shall continue in force from year to year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not "interested persons" (as defined under the 1940 Act), cast in person at a meeting called for the purpose and (b) by all the Directors of the Fund or until shareholders approve a new investment advisory agreement or it is otherwise terminated. Under the supervision of the Board of Directors, FMR, with headquarters at 82 Devonshire Street, Boston, Massachusetts 02109, is responsible for choosing the Fund's investments. FMR is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

FMR also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and all personnel of the Fund or FMR performing services relating to research, statistical and investment activities.

MANAGEMENT-RELATED EXPENSES. Under the terms of the Advisory Agreement, the Fund is responsible for payment of all expenses other than those specifically payable by FMR.

ADVISORY FEES. For the services of FMR under the Advisory Agreement, the Fund pays FMR a monthly advisory fee at the annual rate of 0.60% of the Fund's average net assets through $200 million; 0.55% of the Fund's average net assets in excess of $200 million through $400 million; and 0.50% of the Fund's average net assets in excess of $400 million, throughout the month. For the fiscal year ended September 30, 2007, the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal years ended December 31, 2005 and 2004, FMR received a fee pursuant to the Advisory Agreement of $2,292,220, $2,044,460, $2,382,060, and $2,408,462, respectively.

SERVICE FEES. For services pursuant to a Services Agreement, broker affiliates of the Advisor, Fidelity Brokerage Services LLC ("FBS") and National Financial Services LLC ("NFS") (FBS and NFS are jointly referred to as "Fidelity Brokers"), receive fees from the Fund in connection with sub-accounting for beneficial shareholders of the Fund held through securities brokerage accounts carried by NFS on behalf of FBS or correspondents of NFS. For the fiscal year ended September 30, 2007, the fiscal period January 1, 2006 to September 1, 2006, and for the fiscal years ended December 31, 2005 and 2004, Fidelity Brokers received fees pursuant to the Services Agreement of $94,376, $80,083, $78,871, and $41,782, respectively. The Fund may also pay out of the Fund's assets third-party intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts.

THE SUB-ADVISORS


SUB-ADVISOR-FMR CO., INC. ("FMRC"). On behalf of the Fund, FMR has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with FMRC pursuant to which FMRC may provide investment sub-advisory services for the Fund.

Under the terms of the Sub-Advisory Agreement, FMR pays FMRC fees equal to 50% of the advisory fee (including any performance adjustment) payable to FMR with respect to that portion of the Fund's assets that is managed by FMRC. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.


SUB-ADVISORS-FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. ("FMR U.K."), FIDELITY RESEARCH AND ANALYSIS COMPANY ("FRAC") (FORMERLY, FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.), FIDELITY INTERNATIONAL INVESTMENT ADVISORS ("FIIA"), FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED ("FIIA(U.K.)L."), AND FIDELITY INVESTMENTS JAPAN LIMITED ("FIJ"). FMR has entered into sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements"), with FMR U.K., FRAC and FIIA. FIIA, in turn, has entered into a Sub-Advisory Agreement with FIIA(U.K.)L. and FIJ. FRAC has entered into a Sub-Advisory Agreement with FIJ.

Pursuant to the Sub-Advisory Agreements, FMR may receive from the sub-advisors investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisors investment management authority, as well as the authority to buy and sell securities, if FMR believes it would be beneficial to the Fund (discretionary services).

For providing non-discretionary investment advice and research services, the sub-advisors are compensated as follows:


     o FMR pays FMR U.K. and FRAC fees equal to 110% and 105%, respectively, of FMR U.K.'s and FRAC's costs incurred in connection with providing investment advice and research services.

     o FMR pays FIIA a fee equal to 30% of FMR's monthly advisory fee with respect to the average net assets held by the Fund for which the sub-advisor has provided FMR with investment advice and research services.

     o FIIA pays FIIA(U.K.)L. a fee equal to 110% of FIIA(U.K.)L.'s costs incurred in connection with providing investment advice and research services.

     o FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

o FRAC pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for the Fund to FRAC.

On behalf of the Fund, for providing discretionary investment management and executing portfolio transactions, the sub-advisors are compensated as follows:

     o FMR pays FMR U.K. and FRAC a fee equal to 50% of its monthly advisory fee (including any performance adjustment) with respect to the Fund's average net assets managed by the sub-advisor on a discretionary basis.

     o FMRC pays FRAC a fee equal to the 110% of FRAC's costs incurred since January 1, 2006 in performing research and investment advisory support services.

     o FMR pays FIIA a fee equal to 57% of its monthly advisory fee (including any performance adjustment) with respect to the Fund's average net assets managed by the sub-advisor on a discretionary basis.

     o FIIA pays FIIA(U.K.)L. a fee equal to a percentage of the Fund's monthly average net assets managed by FIIA(U.K.)L. on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L. on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L. on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L. (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule.

             ----------------------------------- -------------------------------
                   AVERAGE GROUP ASSETS               ANNUALIZED FEE RATE
             ----------------------------------- -------------------------------

                  from $0 - $500 million                     0.30%

             ----------------------------------- -------------------------------

                $500 million - $1 billion                    0.25%

             ----------------------------------- -------------------------------
                     over $1 billion                         0.20%
             ----------------------------------- -------------------------------


FIIA(U.K.)L.'s fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the Fund.

     o FIIA pays FIJ a fee equal to a percentage of the Fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule.

             ------------------------------------ ------------------------------
             AVERAGE GROUP ASSETS                 ANNUALIZED FEE RATE
             ------------------------------------ ------------------------------

             from $0 - $500 million                           0.30%

             ------------------------------------ ------------------------------

             $500 million - $1 billion                        0.25%

             ------------------------------------ ------------------------------
             over $1 billion                                  0.20%
             ------------------------------------ ------------------------------

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the Fund.

     o FRAC pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for the Fund to FRAC.

Currently, FIJ is primarily responsible for choosing investments for the Fund.

THE PORTFOLIO MANAGER

Jay Talbot is the portfolio manager of the Fund and receives compensation for his services. As of September 30, 2007, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by Fidelity International Limited (FIL), an affiliate of FMR, or at the election of the portfolio manager.

Mr. Talbot is an employee of Fidelity Investments Japan Limited, a sub-advisor to the Fund and an indirect subsidiary of FIL. The portfolio manager's base salary is determined by level of responsibility and tenure at FIL or its affiliates. The primary components of the portfolio manager's bonus are based on
(i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of other equity funds and accounts managed by the sub-advisor and its affiliates. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses a rolling period of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FIL. The portion of the portfolio manager's bonus that is linked to the investment performance of the Fund is based on the Fund's pre-tax investment performance within the Lipper Japan Funds Objective, adjusted by FIL to exclude the performance of Japan small cap funds. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FIL. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIL and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the Fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the Fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the Fund's trade allocation policies and procedures may give rise to conflicts of interest if the Fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the Fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Talbot as of September 30, 2007:


------------------------------------------------- ------------------- --------------------------- ---------------------
                                                      REGISTERED
                                                      INVESTMENT       OTHER POOLED INVESTMENT
                                                      COMPANIES*               VEHICLES              OTHER ACCOUNTS
------------------------------------------------- ------------------- --------------------------- ---------------------
NUMBER OF ACCOUNTS MANAGED                                1                       2                        2
------------------------------------------------- ------------------- --------------------------- ---------------------
NUMBER OF ACCOUNTS MANAGED WITH
PERFORMANCE-BASED ADVISORY FEES                          None                    None                     None
------------------------------------------------- ------------------- --------------------------- ---------------------

------------------------------------------------- ------------------- --------------------------- ---------------------
                                                      REGISTERED
                                                      INVESTMENT       OTHER POOLED INVESTMENT
                                                      COMPANIES*               VEHICLES              OTHER ACCOUNTS
------------------------------------------------- ------------------- --------------------------- ---------------------
ASSETS MANAGED (IN MILLIONS)                             $370                   $5,226                    $71
------------------------------------------------- ------------------- --------------------------- ---------------------
ASSETS MANAGED WITH PERFORMANCE-BASED ADVISORY

FEES (IN MILLIONS)                                       None                    None                     None
------------------------------------------------- ------------------- --------------------------- ---------------------

------------
*    Includes the Fund ($370 (in millions) assets managed).

The dollar range of shares of the Fund beneficially owned by Mr. Talbot as of September 30, 2007 was $0.

CONTROL OF INVESTMENT ADVISOR AND SUB-ADVISORS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and
(iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of FIIA, FIJ and FIIA (U.K.)L., Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

CODE OF ETHICS

FMR, FMRC, FMR U.K., FRAC, FIJ, FIIA, FIIA(U.K.)L. (the Investment Advisor and Sub-Advisors), Foreside Fund Services, LLC (the Fund's distributor), State Street Bank and Trust Company (the Fund's administrator) and the Fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the Fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by FMR pursuant to authority contained in the Advisory Agreement. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has, or its affiliates have, investment discretion. If FMR grants investment management authority to a sub-advisor (see the section entitled "The Sub-Advisors"), that sub-advisor is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the Fund for any fixed-income security, the price paid by the Fund to an underwriter includes the disclosed underwriting fee, and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Directors of the Fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Directors also review the compensation paid by the Fund over representative periods of time to determine if it was reasonable in relation to the benefits to the Fund.

THE SELECTION OF BROKERS

In selecting brokers or dealers (including affiliates of FMR) to execute the Fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to the Fund and other investment accounts, including any instructions from the Fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of the Fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

THE ACQUISITION OF BROKERAGE AND RESEARCH PRODUCTS AND SERVICES

Brokers (who are not affiliates of FMR) that execute transactions for the Fund may receive higher compensation from the Fund than other brokers might have charged the Fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

RESEARCH PRODUCTS AND SERVICES. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the Fund.

EXECUTION SERVICES. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

MIXED-USE PRODUCTS AND SERVICES. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").


BENEFIT TO FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.


FMR'S DECISION-MAKING PROCESS. Before causing the Fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for the Fund or FMR's overall responsibilities to the Fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the Fund incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to the Fund and other investment companies and investment accounts; however, each product or service received may not benefit the Fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

HARD DOLLAR RESEARCH CONTRACTS. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects the Fund trades, whereby FMR may pay with hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. Even with such hard dollar payments, FMR may cause the Fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views its hard dollar payments for research products and services as likely to reduce the Fund's total commission costs, even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay the Fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with the Fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

COMMISSION RECAPTURE

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the Fund to offset the Fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom the Fund trades have agreed to participate in brokerage commission recapture. FMR expects that brokers from whom FMR purchases research products and services with hard dollars are unlikely to participate in commission recapture.

AFFILIATED TRANSACTIONS

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control, provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Directors of the Fund have approved procedures whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

TRADE ALLOCATION

Investment decisions for the Fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to the Fund or investment account. In some cases, adherence to these procedures could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund.

COMMISSIONS PAID

The Fund may pay compensation, including both commissions and spreads, in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The rate of total portfolio turnover of the Fund for the fiscal year ended September 30, 2007, the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal years ended December 31, 2005 and 2004 was 124%, 66%, 90% and 70%, respectively. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

For the fiscal year ended September 30, 2007, the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal years ended December 31, 2005 and 2004, the total amount of brokerage commissions paid by the Fund, comprising commissions paid on securities and/or futures transactions, as applicable, were $795,235, $470,700, $690,399, and $557,182, respectively. The Fund changed its fiscal year end in 2006. As a result, the brokerage was less for the fiscal period ended September 30, 2006, because it was only a nine-month stub period.

For the fiscal year ended September 30, 2007, the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal years ended December 31, 2005 and 2004, the Fund paid no brokerage commissions to NFS. NFS is paid on a commission basis.

PORTFOLIO HOLDINGS

Information regarding the Fund's disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Fund's website at WWW.THEJAPANFUND.COM. In order to help ensure that portfolio holdings information is provided in a manner that is in the best interest of the Fund's shareholders, the Funds' Board of Directors has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings, as described below. The policies and procedures are intended to prevent the misuse of material non-public information regarding portfolio holdings and are in accordance with a confidentiality agreement between the Advisor and the Fund that limits the dissemination of such information. The Board of Directors provides oversight of the compliance with the policies and procedures adopted or approved by the Fund, the Advisor, the Administrator, the Distributor, the Transfer Agent, Foreside Compliance Services, LLC (the Fund's compliance services provider), and Foreside Management Services, LLC (the Fund's treasury services provider).

Public portfolio holdings information may be provided to independent third-party fund reporting services (e.g., Lipper or Morningstar). Such information shall be delivered at the same time it is filed with the SEC or no earlier than the date such information is posted on the website as described in the prospectus. In order to deliver the information earlier, the Fund must obtain the prior written approval of the Fund's Advisor (in accordance with the Fund's confidentiality agreement with the Advisor). In addition, the reporting service, by agreement, would need to keep the information confidential and not to trade on such information. Between regular Board meetings, the release of non-public portfolio securities holding information requires the approval of the Chief Executive Officer or a Director of the Fund. Such approval, if any, is reported to the full Board and the Fund's Chief Compliance Officer, with an explanation as to why the release of such information was in the best interests of the Fund's shareholders.

Pursuant to the Fund's policies and procedures and its confidentiality agreement with the Advisor, the Fund's portfolio holdings information may not be released prior to the information becoming public. The policy prohibiting the selective disclosure of portfolio holdings applies to all categories of persons, including individual investors, institutional investors, the Fund's Distributor, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and the Fund's affiliates. Certain limited exceptions (noted below) have been approved by the board of Directors. In addition, the Fund has adopted and approved policies and procedures, including a Code of Ethics and various policies regarding securities trading and trade allocations to address potential conflicts of interest that may arise. As part of its oversight, the Board of Directors receives reports from the Fund's Chief Compliance Officer, regarding the Fund's and its service providers' compliance with these policies, including, if applicable, information with respect to any violations of these procedures and how such violations/conflicts were resolved.

Material non-public information regarding portfolio holdings may be provided as part of the necessary day-to-day operation of the Fund to certain entities on a confidential basis. These entities must either have an explicit agreement to, or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed and may not trade on such information except as necessary in providing services to the Fund. Accordingly, the Fund, on an ongoing periodic basis may disclose non-public portfolio holdings information (on a confidential basis) to the following entities or persons (with the noted frequency and, if applicable, lag time):

The Fund's Board of Directors               (Quarterly: at least 15 days after
                                            the period)

The Fund's Advisor and Sub-Advisors         (Daily)

The Fund's Transfer Agent                   (Daily)

The Fund's Distributor                      (Quarterly: at least 15 days after
                                            the period)

The Fund's Administrator, Custodian and     (Daily)
securities lending agent (if any)


The Fund's independent registered public    (Annually and Semi-annually: the
accounting firm,  Briggs, Bunting &         first business day after the end of
Dougherty, LLP (for the fiscal year         the period; other days within period
ending September 30, 2007)                  under audit as required by scope of
                                            audit: after the end of the fiscal
                                            period)

The Fund's legal counsel, Davis Polk &      (Quarterly: at least 15 days after
Wardwell                                    the period)

The Fund's Compliance Services Provider     (Daily)

The Fund's Treasury Services Provider       (Daily)

The Fund believes each of the foregoing recipients, pursuant to contractual or fiduciary obligations, is required to keep all non-public information confidential and is prohibited from trading based on the information, except as necessary in providing services to the Fund.

When engaged in purchasing, selling or lending Fund securities, the Fund may disclose certain information about one or more of the security positions it owns. Although the Fund does not have separate non-disclosure agreements with each of these trading entities or lending agents, it will cease doing business with any entity believed to be misusing the information.

The Fund, the Advisor and its affiliates receive no compensation or other consideration with respect to disclosures of portfolio holdings. If the Advisor or its affiliates desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund's SAI.

There can be no assurance that the Fund's policies and procedures with respect to the selective disclosure of Fund portfolio holdings information will prevent the misuse of such information by individuals or firms that receive such information.

THE DISTRIBUTOR

The Fund and Foreside Fund Services, LLC (the "Distributor" or "Foreside") are parties to a distribution and shareholder services agreement dated April 26, 2007 and effective on October 1, 2007 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Fund's shares. The Distributor does not receive compensation under the Distribution Agreement for distribution of Fund shares. The Distributor has its principal business offices at Two Portland Square, Portland ME 04101.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Directors of the Fund or, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

On June 1, 2005, the Fund's shareholders approved a 12b-1 Distribution and Shareholder Servicing Plan (the "12b-1 Plan"). Under the 12b-1 Plan, the Fund may charge an annual distribution expense and service fee (the "12b-1 Fee") to finance distribution and shareholder service expenses pursuant to the terms of the 12b-1 Plan. The 12b-1 Fee shall not exceed 0.25% of the Fund's average daily net assets on an annual basis (the "Maximum Fee"); however, the Board of Directors has chosen not to have the 12b-1 Fee exceed 0.15% of the Fund's average daily net assets on an annual basis. There are no assurances that it will continue to do so. The Board may at any time raise the 12b-1 Fee up to 0.25%. Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Directors shall determine, subject to any applicable restriction imposed by rules of the SEC and the Financial Industry Regulatory Authority ("FINRA").

Pursuant to the 12b-1 Plan, the Fund, or its distributor, may enter into written agreements ("Related Agreements") approved by the Board of Directors with one or more securities dealers, financial institutions or any other person, including the Distributor (each such dealer, institution or person, a "Service Organization") pursuant to which the Fund shall use the 12b-1 Fee to reimburse such Service Organization for expenses incurred by the Service Organization in:
(i) undertaking any activity primarily intended to result in sale of shares of the Fund, including promotion and distribution; or (ii) the provision of services to the shareholders of the Fund. The expenses reimbursed pursuant to the 12b-1 Plan may, as determined by the Board of Directors, include an element of reasonable profit to the Service Organization. Each Related Agreement shall provide the maximum amount of expenses for which the corresponding Service Organization may be reimbursed on an annual basis (the "Maximum Reimbursable Amount"). The aggregate amount of expenses reimbursable on an annual basis under all Related Agreements may not exceed the Maximum Fee. An expense incurred by a Service Organization that is not reimbursable at the time such expense is incurred (including expenses not reimbursable due to the Maximum Reimbursable Amount and Maximum Fee limits) may not be carried forward for future payment.

All such expenses shall be the sole responsibility of the Service Organization that incurred such expenses. The 12b-1 Plan also provides that if any payment made by the Fund to a third party is deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the meaning of Rule 12b-1, then such payments shall be deemed to be authorized by the 12b-1 Plan.

If any amount of the 12b-1 Fee is not used to reimburse a Service Organization pursuant to a Related Agreement, the Fund may use such remaining amount for its expenses of distributing its shares including, but not limited to, payment for the cost of preparing, printing and distributing prospectuses and statements of additional information to prospective investors and of implementing and operating the 12b-1 Plan, as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs. If any amount of the 12b-1 Fee is not otherwise used under the 12b-1 Plan, such amount shall be returned to the Fund in such manner as is determined by the Board of Directors.

The continuance of the 12b-1 Plan must be specifically approved at least annually by the vote of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined by the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plan (the "12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such approval.

Effective October 1, 2007, the Fund and Foreside have entered into the Distribution Agreement, which constitutes a Related Agreement under the 12b-1 Plan. Pursuant to this Agreement, Foreside performs distribution, promotional, marketing, and shareholder services for the Fund. In return, the Fund reimburses Foreside for its expenses incurred in providing these services, subject to a certain maximum amount of reimbursements that Foreside may receive annually (described below). The expenses reimbursed pursuant to the Distribution Agreement may include an element of reasonable profit to Foreside, provided that for any expense incurred by Foreside due to a payment to a third party, Foreside shall be reimbursed only to the extent of Foreside's payment to the third party.

Foreside is entitled to be reimbursed from the 12b-1 Fee for the expenses it incurs in performing services under the Distribution Agreement in an amount not to exceed 0.15% of the Fund's average daily net assets on an annual basis ("the Maximum Fee").

Any expense incurred by Foreside under the Distribution Agreement that is not reimbursable under the Distribution Agreement at the time such expense is incurred (including expenses not reimbursable due to the Maximum Fee limit) may not be carried forward for future payment. There were no unreimbursed amounts for the fiscal year ended September 30, 2007, for the period from January 1, 2006 to September 30, 2006 or for the period September 1, 2005 through the fiscal year ended December 31, 2005.

The Distribution Agreement will continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Board of Directors, including a majority of the 12b-1 Directors. The Distribution Agreement may be terminated at any time, without payment of any penalty, by Foreside, by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to any other party to the Distribution Agreement. The Distribution Agreement shall terminate automatically if assigned.

The Distributor pays expenses on behalf of the Fund pursuant to the 12b-1 Plan. The following table lists the principal expenses paid by the Distributor since the inception of the 12b-1 Plan.

The table lists the principal expenses paid by the Distributor since the inception of the 12b-1 plan.

----------------------------- ---------------------------------------------------------------------------------------
                                 09/01/2005 - 12/31/2005      01/01/2006 - 09/30/2006       10/01/2006 - 09/30/2007
----------------------------- ---------------------------------------------------------------------------------------
Administration                        $10,000.00                    $22,500.00                   $30,000.00
----------------------------- ---------------------------------------------------------------------------------------
Advertising                               $0                        $8,500.00                        $0
----------------------------- ---------------------------------------------------------------------------------------
Call Center Expenses                  $13,175.08                    $53,151.48                   $44,010.29
----------------------------- ---------------------------------------------------------------------------------------
Conferences - Exhibit Costs           $10,395.18                    $10,030.30                     $250.00
----------------------------- ---------------------------------------------------------------------------------------
Creative (Design,                      $9,699.10                    $7,292.61                      $265.00
Copywriting)
----------------------------- ---------------------------------------------------------------------------------------
CRM/Sales Tracking                    $14,400.00                    $32,400.00                   $43,200.00
----------------------------- ---------------------------------------------------------------------------------------
Eprints/Reprints                       $1,500.00                    $7,900.00                        $0
----------------------------- ---------------------------------------------------------------------------------------
Fulfillment                            $5,880.60                    $7,464.35                     $6,802.34
----------------------------- ---------------------------------------------------------------------------------------
NASD (Filing Fees)                      $200.00                     $1,820.00                      $900.00
----------------------------- ---------------------------------------------------------------------------------------
Printing                               $6,109.54                    $13,833.16                    $2,578.03
----------------------------- ---------------------------------------------------------------------------------------
Promotional Items                         $0                        $7,908.67                        $0
----------------------------- ---------------------------------------------------------------------------------------
Reach Mails                             $97.45                       $438.40                       $119.90
----------------------------- ---------------------------------------------------------------------------------------
Supermarket Platform Fees             $33,184.81                   $127,633.74                   $124,923.63
----------------------------- ---------------------------------------------------------------------------------------
Website                                $2,067.50                    $12,587.50                    $2,999.47
----------------------------- ---------------------------------------------------------------------------------------
Other Marketing                       $11,376.24                    $82,685.48                    $7,232.40
----------------------------- ---------------------------------------------------------------------------------------
TOTAL                                 $118,085.50                  $396,145.69                   $263,281.06
----------------------------- ---------------------------------------------------------------------------------------

Effective September 1, 2005, SEI Investments Distribution CO. ("SIDCo.) and the Fund entered into a Distribution and Shareholder Services Agreement (the "SEI Related Agreement") wherein SIDCo. became the Distributor of the Fund. Effective September 30, 2007, the SEI Related Agreement was terminated. For the fiscal year ended September 30, 2007, for the period from January 1, 2006 to September 30, 2006 and for the period from September 1, 2005 through the fiscal year ended December 31, 2005, the Fund reimbursed expenses incurred by SIDCo. in the amounts of $242,432, $415,192 and $143,085, respectively, pursuant to the terms of the SEI Related Agreement. These fees are included in the Fee Table under Distribution/Services (12b-1) Fees and in the Fund's financial statements. In addition to the 12b-1 plan reimbursed expenses under the terms of the SEI Related Agreement, the Fund also pays, out of the Fund's assets, service fees for sub-accounting and other shareholder servicing to certain distributor platforms ("Supermarket Platforms"). The Board has determined that a portion of the Supermarket Platform fees are not distribution fees. These non-distribution Supermarket Platform fees are included in the Fee Table under Other Expenses and in the Fund's financial statements.

Prior to the SEI Related Agreement, the Fund and SIDCo. were parties to a shareholder servicing agreement dated July 25, 2002 (the "Shareholder Servicing Agreement") whereby SIDCo. acted as shareholder servicing agent for the Fund. For its services under the Shareholder Servicing Agreement, SIDCo. received an annual fee, payable monthly, in the amount of 0.25% of the Fund's average daily net assets. During the term of the Shareholder Servicing Agreement, SIDCo. voluntarily reduced its annual fee to 0.15% pursuant to a waiver.

For the fiscal years ended December 31, 2005, and 2004, the amount charged to the Fund by SIDCo. under the Shareholder Servicing Agreement (net of waivers) was $402,608, and $632,668, respectively.

THE TRANSFER AGENT

Boston Financial Data Services serves as the Fund's transfer and dividend-paying agent pursuant to a Transfer Agency Agreement dated October 1, 2007, effective October 8, 2007.

THE CUSTODIAN

State Street Bank and Trust Company serves as the Fund's custodian pursuant to a Master Custodian and Accounting Services Agreement dated October 1, 2007. Mizuho Corporate Bank, Ltd., 6-7 Nihonbashi-Kabutocho, Chuo-Ku, Tokyo, Japan serves as the Fund's sub-custodian. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


THE ADMINISTRATOR

GENERAL. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator pursuant to an administration agreement dated October 1, 2007. The Administrator has its principal business offices at State Street Financial Center, One Lincoln Street, Boston, MA 02111. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE FUND. The Fund and the Administrator have entered into the Administration Agreement whereby the Administrator provides, or arranges for the provision of, certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or damage resulting from the performance or non-performance of its duties under the Administration Agreement unless directly caused by or resulting from the negligence, bad faith or willful misconduct of the Administrator, its officers or employees. The Administrator limits its liability to an amount related to fees payable under the Administration Agreement.

For its services, the Administrator will receive fees calculated daily and paid monthly at an annual rate of 0.12% of average net assets with reductions as average net assets increase to certain levels and subject to certain minimum requirements. The Administrator will also receive fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

Prior to October 1, 2007, SEI Investments Global Funds Services (the "SEI"), a Delaware statutory trust, with its principal business offices at One Freedom Valley Drive, Oaks, PA 19456, served as the Fund's administrator and fund accounting agent under an administration agreement dated October 7, 2002 (the "SEI Agreement"). Under the SEI Agreement, SEI provided the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The SEI Agreement provided that SEI would not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the SEI Agreement related, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The SEI Agreement was terminated effective October 1, 2007.

For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.15% of the assets not exceeding $400 million; 0.125% of the assets exceeding $400 million but not exceeding $750 million; and 0.10% of the assets exceeding $750 million, subject to a minimum annual fee of $575,000. SEI was affiliated with SIDCo, the Fund's distributor from July 25, 2002 through October 1, 2007. For the fiscal year ended September 30, 2007, the fiscal period from January 1, 2006 to September 30, 2006 and for the fiscal year ended December 31, 2005, the amount charged to the Fund by SEI aggregated $596,780, $529,816, and $619,815, respectively.

Effective October 1, 2007, the Fund entered into an agreement with SEI under which SEI agreed to provide the Fund with certain limited administrative and fund accounting services. The agreement terminated December 31, 2007. SEI received a fee of $35,000 for its services under this agreement.

COMPLIANCE SERVICES

Under a Compliance Services Agreement dated April 26, 2007, (the "Compliance Agreement") with the Fund and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS") provides a Chief Compliance Officer ("CCO") and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Fund, as well as certain additional compliance support functions ("Compliance Services"), and Foreside Management Services, LLC ("FMS") provides a Principal Financial Officer ("PFO") to the Fund. FCS and FMS are each an affiliate of the Fund's Distributor. FCS, FMS and their respective officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

For making available the CCO, AMLCO, and PFO and for providing the Compliance Services under the Compliance Agreement, FCS and FMS receive a fee from the Fund of $140,000 per annum. FCS and FMS also receive reimbursement for out-of-pocket and ancillary expenses.

The Compliance Agreement with respect to the Fund continues in effect until terminated, subject to annual renewal. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Fund or by FCS and FMS with respect to the Fund on 60 days' written notice to the other party.

Under the Compliance Agreement, FCS and FMS are not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and FMS and their officers, directors and employees are indemnified by the Fund against any and all claims and expenses related to FCS' or FMS' actions or omissions, except for any act or omission resulting from FCS' or FMS' willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

For the fiscal year ended September 30, 2007, the amount charged to the Fund by FCS and FMS aggregated $37,333.

THE CHIEF EXECUTIVE OFFICER

In addition to its service providers, the Fund has a Chief Executive Officer ("CEO"), appointed by the Board of Directors. The CEO is responsible for the implementation of the Fund's strategies and goals and for recommending to the Board all polices and procedures necessary to the viable and effective management of the Fund. The office of the Chief Executive Officer is located at 2 Avenue de Lafayette, LCC0695, P.O. Box 5049, Boston, MA 02111. The responsibilities of the CEO include:

     o recommending to the Board providers of the services essential to the effective management of the Fund, including portfolio management, fund administration, fund accounting, transfer agency, distribution, custodian, legal, and auditing;

     o overseeing the work of the service providers, and making regular reports to the Board concerning their performance;

     o recommending to the Board the replacement of any service provider when such replacement is deemed to be in the best interest of the shareholders; and negotiating with new providers the terms of their relationships with the Fund;

     o representing the Fund, as appropriate, in dealing with shareholders, the media, industry associations, and other outside interests; and

     o performing such other functions as may be necessary to the viability and effectiveness of the Fund in serving the interests of the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the report of Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania, 19102, independent registered public accountants, given on the authority of that firm as experts in accounting and auditing. Briggs, Bunting & Dougherty, LLP audits the financial statements of the Fund. The Financial Statements for the fiscal year ended September 30, 2007 included in the Fund's Annual Report to Shareholders dated September 30, 2007 are incorporated by reference in this SAI.

LEGAL COUNSEL

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, serves as legal counsel for the Fund and the Independent Directors.

PURCHASE AND REDEMPTION OF SHARES


ADDITIONAL INFORMATION ABOUT OPENING AN ACCOUNT/MINIMUM BALANCES


Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs), which amount may be changed by the Board of Directors. A shareholder may open an account with at least $1,000.

The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:


     o assess an annual $10 charge (paid to the Fund) for any non-fiduciary/custodial account without a Systematic Investment Plan
          (SIP) in place and a balance of less than $2,500; and

     o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

ADDITIONAL INFORMATION ABOUT MAKING SUBSEQUENT INVESTMENTS

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, etc., by established shareholders. Orders placed in this manner may be directed as described in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three (3) business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

CHECKS

A certified check is not necessary, but checks for $50 or more are accepted subject to collection at full face value in United States funds and must be drawn on, or payable through, a United States bank.

If shares of the Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Fund.

WIRE TRANSFER OF FEDERAL FUNDS

To obtain the net asset value determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the NYSE (normally 4 p.m., Eastern Time).

SHARE PRICE

Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the NYSE is open for trading. Orders received after the close of regular trading on the NYSE will be executed at the next day's net asset value. If the order has been placed by a member of the FINRA, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the NYSE.

SHARE CERTIFICATES

Due to the desire of Fund management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

OTHER INFORMATION

The Fund has authorized certain members of the FINRA other than the Distributor to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized FINRA member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The tax identification number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified social security or other tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

SPECIAL REDEMPTION AND EXCHANGE INFORMATION

REDEMPTION FEE

In general, shares of the Fund may be redeemed at net asset value. However, shares of the Fund held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. The 2% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiaries, and does not benefit the Advisor in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The redemption fee will not be applied to (a) a redemption of shares of the Fund outstanding for six months or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent, (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, and (f) shares purchased by accounts opened pursuant to certain types of "WRAP" fee investment programs. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. FOR THIS

PURPOSE AND WITHOUT REGARD TO THE SHARES ACTUALLY REDEEMED, SHARES WILL BE TREATED AS REDEEMED AS FOLLOWS: FIRST, REINVESTMENT SHARES; SECOND, PURCHASED SHARES HELD SIX MONTHS OR MORE; AND THIRD, PURCHASED SHARES HELD FOR LESS THAN SIX MONTHS. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Fund reserves the right to modify the terms of or to eliminate any of these exceptions to the redemption fee at any time.

REDEMPTION BY TELEPHONE

Shareholders currently receive the right to redeem by telephone up to $100,000 to their address of record. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS who wish to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return an account application, including the designation of a bank account to which the redemption proceeds are to be sent (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.


Telephone redemption is not available with respect to shares represented by share certificates. This option is also not available for fiduciary accounts (i.e., IRA, Roth IRA, etc.).


If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

     Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted for seven (7) business days following their purchase.

REDEMPTION BY MAIL

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

It is suggested that shareholders holding shares registered in other than individual names contact the Fund's Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

The requirements for the IRA redemptions are different from those for regular accounts. For more information, call 1-800-53-JAPAN, option 3.

REDEMPTION-IN-KIND

In the event the Fund's management determines that substantial distributions of cash would have an adverse effect on the Fund's remaining shareholders, the Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his shares.

If redemption payment is made in portfolio securities, the redeeming shareholder will incur brokerage commissions and Japanese sales taxes in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of Fund shares, they may request that such securities either (1) be delivered to their designated agent, or (2) be liquidated on their behalf and the proceeds of such liquidation (net of any brokerage commissions and Japanese sales taxes) remitted to them.

OTHER INFORMATION

All redemption requests must be directed to the Fund's Transfer Agent. Redemption requests that are delivered to the Fund rather than to the Fund's Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated net asset value after receipt by the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. Other than the 2% redemption fee described above, the Fund does not impose a redemption or repurchase charge. Redemption of shares may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "Taxes").

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

REINVESTMENT OPTIONS

Investors have freedom to choose whether to receive cash or to reinvest any dividends (whether from net investment income or from realized capital gains) in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-53-JAPAN, option 3 or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund. Investors who choose to reinvest dividends will be treated for U.S. federal income tax purposes as if they had received such dividends and purchased additional shares.

Investors may also have dividends automatically deposited to their predesignated bank account. Investors choosing to participate in the Fund's Systematic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends is required.

REPORTS TO SHAREHOLDERS

The Fund issues shareholders unaudited semi-annual financial statements and annual financial statements audited by the Fund's registered independent public accounting firm, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

TRANSACTION SUMMARIES

Annual summaries of all transactions in each fund account are available to shareholders. The summaries may be obtained by calling 1-800-53- JAPAN, option 3.

SPECIAL PLAN ACCOUNTS

Detailed information on the investment plans described below, including applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting The Japan Fund, Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021 or by calling toll free, 1-800-53-JAPAN, option 3. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

SYSTEMATIC-WITHDRAWAL PLAN

Non-retirement plan shareholders may establish a Systematic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under "How to Buy and Redeem-Signature Guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's Transfer Agent 10 days prior to the date of the first systematic withdrawal. A Systematic Withdrawal Plan may be terminated at any time by the shareholder, the Fund, or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Fund of notice of death of the shareholder.

A Systematic Withdrawal Plan request form can be obtained by calling 1-800-53 JAPAN.

SYSTEMATIC INVESTMENT PLAN

Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

The Systematic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low, the investor will purchase more shares than when the share price is higher. Over a period of time, this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

UNIFORM TRANSFERS/GIFTS TO MINORS ACT

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $2,500 unless the donor agrees to continue to make regular share purchases for the account through Systematic Investment Plan. In this case, the minimum initial investment is $1,000.

The Fund reserves the right, after notice has been given to the shareholder and Custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

TAXES

The Fund intends to follow the practice of distributing substantially all of its net investment company taxable income, as well as the entire excess of net realized long-term capital gains over net realized short-term capital losses.

The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in September of each year. An additional distribution may be made within three months of the Fund's year end, if necessary, to prevent application of a federal excise tax. Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated by shareholders for federal tax purposes as if paid by the Fund and received by shareholders on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in additional shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. The Fund will reinvest dividend checks (and future dividends) in shares of the same Fund and class if checks are returned as undeliverable.

UNITED STATES FEDERAL INCOME TAXATION

The following is a general discussion of certain U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders. This discussion is based on the Internal Revenue Code of 1986, as amended, (the "Code" for purposes of this section), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Fund intends to qualify for the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code.

To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or in two or more issuers of the same industry that are controlled by the Fund. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes (or is treated as distributing, as described below) to its shareholders, provided that at least 90% of its "investment company taxable income" (determined without regard to the deduction for dividends paid) is distributed or deemed distributed in each of its taxable years. Assuming the Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gains that are not distributed or deemed distributed.

The Fund generally intends to distribute all of its net investment income and net capital gain (which consists of net long-term capital gains in excess of net short-term capital losses) in a timely manner. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies. In order to avoid the 4% U.S. federal excise tax, the required minimum distribution for each calendar year is generally equal to the sum of 98% of the Fund's ordinary income (computed on a calendar year basis), plus 98% of the Fund's capital gain net income (generally computed for the one-year period ending on October 31). Despite the Fund's intentions to make sufficient distributions to satisfy the 90% and excise tax distribution requirements, its ability to do so may be limited by exchange control regulations that may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will be required to report such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, provided that a shareholder satisfies the applicable holding period and other requirements with respect to his or her shares, dividend distributions would be taxable to the shareholder as "qualified dividend income" to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In the absence of one of the elections described below, if the Fund received certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund itself might be subject to a tax on such distributions or gain, as well as to interest charges.

In order to mitigate these adverse consequences, the Fund will generally make an election to mark-to-market its shares of PFICs. At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of the PFIC's stock exceeds the Fund's adjusted basis in these shares. If the Fund's adjusted basis in the shares of a PFIC exceeds the shares' fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and
(b) the Fund's previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. As a result of a mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs.

Certain investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund's receipt of the corresponding distributable proceeds. In addition, the Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also will require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were sold). The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor these investments and transactions and to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

As of September 30, 2007, the Fund had net capital loss carryforwards of $31,390,312 which may be applied against any realized net taxable capital gain of each succeeding year until the expiration date of September 30, 2010, or until fully utilized, whichever occurs first.

DISTRIBUTIONS

Distributions to shareholders of the Fund's net investment income (other than "qualified dividend income") and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Generally, dividends paid by the Fund will not qualify for the dividends-received deduction available to corporations, because the Fund's income generally will not consist of dividends paid by U.S. corporations. Distributions of the Fund's net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder, and will not be eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's adjusted basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets). Distributions of "qualified dividend income" made or deemed made by the Fund in taxable years beginning before January 1, 2011, will be treated as qualified dividend income received by the shareholder, and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain, provided the shareholder satisfies the applicable holding period and other requirements. Dividends received by the Fund from Japanese corporations generally will constitute qualified dividend income, provided that certain requirements are met.

Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

SALE OR REDEMPTION OF SHARES

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property (including securities distributed by the Fund) received by him in payment therefor.

A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his tax basis in such securities.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will generally be long-term capital gain or loss if the shareholder's holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will generally be taxed at the rate of 15% if the shareholder's holding period for the shares is more than 12 months. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder's holding period for shares, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of his or her shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

FOREIGN TAXES

As set forth below under "Japanese Taxation," it is expected that certain income of the Fund will be subject to Japanese withholding taxes. If the Fund is liable for foreign income taxes, including such Japanese withholding taxes, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder will (a) include in gross income (in addition to taxable dividends actually received) the shareholder's PRO RATA share of the foreign income taxes paid by the Fund; (b) treat the shareholder's PRO RATA share of such foreign income taxes as having been paid by the shareholder; and (c) subject to certain limitations, be entitled either to deduct the shareholder's PRO RATA share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax liability (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income (e.g., dividends paid by foreign companies) will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," including the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of the foreign income taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.

If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their PRO RATA shares of such taxes paid by the Fund, nor will shareholders be required to treat amounts their PRO RATA shares of such taxes as amounts distributed to them.

BACKUP WITHHOLDING

The Fund will be required to withhold U.S. federal income tax at the rates specified in the Code on all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

A "foreign shareholder" is an investor that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust. This disclosure assumes that a foreign shareholder's ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States. A distribution of the Fund's net investment income to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions made or deemed made by the Fund of net long-term capital gains or amounts retained by the Fund that are designated as undistributed capital gains. Distributions of net short-term capital gains or "qualified interest income" in taxable years beginning after December 31, 2004 and before January 1, 2008, were exempt from U.S. federal income tax. Although the provision of the Code that provided for this exemption has expired, future legislation may be proposed to reinstate the exemption. In the case of a foreign shareholder who is a non-resident alien individual, however, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a "tax home" in the United States.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of investment in the Fund.

NOTICES

Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholder. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

In addition to federal income taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund and on repurchases or redemptions of Shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of Shares in their own states and localities.

JAPANESE TAXATION

The following is a general discussion of certain general information on Japanese income taxation relating to investments made by the Fund in Japanese securities as contemplated herein. The discussion below is based on current tax laws and regulations in Japan and current tax treaties executed by Japan all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion below does not address all aspects of Japanese income taxation that may be relevant to the Fund's investments in Japan as contemplated herein.

The operations of the Fund as described herein do not, in the opinion of Nagashima Ohno & Tsunematsu, Japanese counsel for the Fund, involve the creation in Japan of a "permanent establishment" of the Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan), provided such dealings are conducted by the Fund from outside of Japan or by the Fund's independent agent acting in the ordinary course of its business in Japan, pursuant to the tax convention between the United States and Japan (the "Convention") as currently in force. Under Japanese tax laws, dividends derived by a non-resident of Japan having no permanent establishment in Japan (a "non-resident Investor") from shares of stocks issued by Japanese corporations are generally subject to Japanese withholding tax, and the rate of such withholding tax is 20% in principle; however, with respect to dividends paid on stocks issued by Japanese corporations that are listed on any of the securities exchanges or traded in the over-the-counter market and if such non-resident Investor is not an individual shareholder holding 5% or more of the total issued shares of stock issued by the relevant Japanese corporation, the withholding tax rate is reduced to 7% (with respect to any dividends which become due and payable on or before March 31,
2009) and 15% (with respect to any dividends which become due and payable thereafter). Further, under Japanese tax law, interest paid to a non-resident Investor from debt securities issued by Japanese issuers is generally subject to Japanese withholding tax at the rate of 15%. Exemptions from the withholding tax may be available for certain interest paid on interest-bearing corporate bonds issued outside of Japan and payable outside of Japan, as well as on Japanese government bonds, if such interest is received by an investor who is a non-resident Investor subject to satisfaction of certain requirements. In addition, under Japanese tax law, interest paid to a non-resident Investor from syndicated loans provided for business carried on within Japan by the recipient of such loans is generally subject to Japanese withholding tax at the rate of 20%. Under the Convention, (i) the rate of Japanese withholding tax which may be imposed on dividends to be paid on shares issued by a Japanese corporation to a U.S. resident having no permanent establishment in Japan who is entitled to the full benefits thereunder (an "Eligible U.S. Holder") and who holds such shares as portfolio investor is generally reduced to 10%, and (ii) the rate of Japanese withholding tax that may be imposed on interest sourced from Japan and received by an Eligible U.S. Holder is generally reduced to 10%. So long as the Fund is an Eligible U.S. Holder, it may claim the application of such treaty rates provided under the Convention, by timely filing appropriate treaty benefit claim forms with the Japanese tax authorities when the above-mentioned Japanese withholding tax rate provided under Japanese tax law for either dividends or interest exceeds any such treaty rate. Further, capital gains earned by an Eligible U.S. Holder from disposition of securities issued by Japanese issuers will not generally be subject to Japanese income tax.

NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the "Value Time"). The NYSE is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time.

An equity security which is traded on the NASDAQ Stock Market, Inc. ("NASDAQ") system or another over-the-counter ("OTC") market is valued at the NASDAQ official closing price on NASDAQ or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on NASDAQ or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on NASDAQ or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows: Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Board's Fair Value Committee, represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Fair Value Committee.

DIRECTORS AND OFFICERS OF THE FUND

FUND DIRECTORS

Set forth below are the names, ages, positions with the Fund, length of term of office, principal occupations for the last five years, and any other directorships held of each of the persons currently serving as Directors of the Fund. Unless otherwise noted, the address of each Director is 2 Avenue de Lafayette, LCC0695, P.O. Box 5049, Boston, MA 02111. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period. The following lists Directors as of January 28, 2008.

INTERESTED DIRECTOR

WILLIAM L. GIVENS (78)* - Director and Chairman of the Board of Directors (since
1978) and Chief Executive Officer of the Fund (since April 2007) - Director of Japan Operations, Ovation Products Corp. (technology development), 2001 to present; President, Twain Associates (management consulting), 1978 to present.

* Effective April 26, 2007, William L. Givens is treated as an "interested director" because he serves as Chief Executive Officer of the Fund.

INDEPENDENT DIRECTORS

J. DOUGLAS AZAR (61) - Director (since 2005) - Director, Meritage, Inc. (machine tool distribution), February 2004 to present; Retired, October 2000 to present.

LYNN S. BIRDSONG (61) - Director (since 2003) - Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Director, The Hartford Funds, May 2003 to present; Self-Employed Consultant (asset management), April 2002 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Director, The Atlantic Whitehall Funds, resigned 2005; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.

JAMES A. FIRESTONE (53) - Director (since July 2005) - President, Xerox North America and Executive Vice President, Xerox Corporation (printing and imaging), October 2004 to present; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004; Senior Vice President Marketing and Strategy, Xerox Corporation, 2000 to 2002.

SHINJI FUKUKAWA (75) - Director (since April 2001) - Chairman, TEPIA, The Machine Industry Memorial Foundation, December 2005 to present; Senior Advisor, Global Industrial and Social Progress Research Institute (think-tank), December 1988 to present; Executive Advisor, Dentsu Inc. (advertising), July 2002 to October 2005; Chief Executive Officer, Dentsu Institute for Human Studies (think-tank), November 1994 to June 2002.

TAKESHI ISAYAMA (64) - Director (since January 2005) - Chairman, The Carlyle Japan LLP, October 2007 to present; Director, Dainippon Screen Mfg Co., Ltd. (semiconductor equipment manufacturing), June 2007 to present; Director, Terumo Corp. (medical equipment manufacturing), June 2006 to present; Director, The SEIYU, Ltd. (retail), March 2007 to December 2007; Vice Chairman, Nissan Motor Co., Ltd., September 2001 to March 2007.

YOSHIHIKO MIYAUCHI (72) - Director (since July 1996) - Director, Sojitz Corporation, June 2005 to present; Director, Sony Corporation, June 2003 to present; Director, Showa Shell Sekiyu K.K., March 2003 to present; Director, Yasuda EMP Limited, February 2001 to present; Chairman and Chief Executive Officer, ORIX Corporation (financial services), April 2000 to present; Director, ORIX Capital Markets, LLC, April 1997 to present; Director, Nippon Venture Capital Co., Ltd., February 1996 to present; Director, Infrastructure Leasing & Financial Services Limited, March 1993 to present; Representative Director, ORIX Baseball Club Co., Ltd., November 1988 to present; Director, ORIX USA Corporation and Subsidiaries, August 1981 to present; Director, ORIX Commercial Alliance Corporation, August 1968 to present; Director, DAIKYO Incorporated, March 2005 to 2007; Director, Mercian Corporation, March 2001 to 2005; Director, AOZORA Bank, Ltd., September 2000 to 2007; Director, Fuji Xerox Co., Ltd., March 1999 to 2006; Director, ORIX Hawaii, Inc., April 1989 to 2006; Director, ORIX America, Inc., September 1972 to 2006; Director ORIX Financial Services, Inc., August 1963 to 2006.

OSAMU NAGAYAMA (60) - Director (since June 2005) - President and CEO, Chugai Pharmaceutical Co., Ltd., 1978 to present; President, The Japan Pharmaceutical Manufacturers Association, May 1998 to May 2004.

FUND OFFICERS

Set forth below are the names, ages, positions with the Fund, length of term of office, principal occupations for the last five years, and any other directorships held of each of the persons currently serving as officers of the Fund. Unless otherwise noted, the address of each officer is 2 Avenue de Lafayette, LCC0695, P.O. Box 5049, Boston, MA 02111. The Chief Executive Officer, Treasurer and Secretary each hold office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. The following lists officers as of January 28, 2008.

WILLIAM L. GIVENS (78) - Chief Executive Officer (since April 26, 2007) - Director of Japan Operations, Ovation Products Corp. (technology development), 2001 to present; President, Twain Associates (management consulting), 1978 to present.

SIMON D. COLLIER (46)# - Principal Financial Officer and Treasurer+ (since October 1, 2007) - President of Foreside Financial Group LLC (financial services firm), the parent of Foreside Fund Services, LLC (the "Distributor"), May 2005 to present; President, Foreside Services, Inc. (staffing services firm), an affiliate of the Distributor, January 2006 to present; President of Foreside Compliance Services, LLC (financial services firm), an affiliate of the Distributor, 2006 to present; President of Foreside Management Services, LLC (financial services firm), an affiliate of the Distributor, 2006 to present; Vice President of Foreside Advisory Network (financial services firm), an affiliate of the Distributor, 2006 to present; Sole Member of SDC Foreside, LLC (consulting firm), May 2005 to present; Joint Member of Cantabrian Services, LLC (consulting firm), 2005 to present; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003-2005; Managing Director, Global Securities Services for Investors, Citibank, N.A. 1999-2003.

RICHARD F. COOK, JR. (56)# - Chief Compliance Officer+ (since April 26, 2007) - Director, Foreside Compliance Services, LLC, January 2006 to present; Founder and Managing Member of NorthLake, LLC, 2002 to present; Officer of Foreside Fund Services, LLC (the "Distributor"), November 2005 to January 2006; Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust, 1985 to 2002.

NANETTE K. CHERN (48)# - Anti-Money Laundering Compliance Officer+ (since October 1, 2007) - Corporate Counsel and Chief Compliance Officer of Foreside Fund Services, LLC (the "Distributor"), March 2004 to present; Anti-Money Laundering Compliance Officer to various mutual fund companies, Foreside Compliance Services, LLC, March 2004 to present; Chief Compliance Officer, Reliance Securities, LLC, August 2000 to December 2003; Corporate Counsel and Chief Compliance Officer for broker-dealers, investment advisor and transfer agent to various families of mutual funds, Forum Financial Group, LLC, March 1995 to December 2003.


WILLIAM C. COX (41)** - Assistant Treasurer* (since October 24, 2007) - Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company, 2003 to present; Assistant Vice President, Fund Administration Division, State Street Bank and Trust Company, 1997-2003.

NANCY L. CONLIN (54)** - Secretary* (since October 24, 2007) - Vice President and Managing Counsel, State Street Bank and Trust Company, July 2007 to present; General Counsel, Plymouth Rock Companies (2004-2007); U.S. Chief Counsel, Sun Life Financial (2002-2004).

RAPHAEL MONROE-WISE (25)** - Assistant Secretary (since October 24, 2007) - Senior Paralegal, Fund Administration Division, State Street Bank and Trust Company, August 2007 to present; Paralegal, BISYS Fund Services, July 2005 to August 2007; Legal Assistant, Rogin, Nassau, Caplan, Lassman & Hirtle, LLC, June 2004 to July 2005.

-------------

+ The Fund's Chief Compliance Officer, Treasurer and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Compliance Services, LLC, Foreside Fund Services, LLC, Foreside Management Services, LLC, or their affiliates act as compliance service provider, distributor or provider of other services.

# The address for Richard F. Cook, Jr. and Nanette K. Chern is Foreside Compliance Services, LLC, Two Portland Square, 1st Floor, Portland, ME 04101, and the address for Simon D. Collier is Foreside Management Services, LLC, Two Portland Square, 1st Floor, Portland, ME 04101.

* The Fund's Assistant Treasurer and Secretary each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services. ** The address for William C. Cox, Nancy L. Conlin, and Raphael Monroe-Wise is State Street Bank and Trust Company, Two Avenue de Lafayette, Boston, MA 02111.

DIRECTORS' RESPONSIBILITIES. The Board of Directors' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, 87.5% of the Board of Directors is comprised of Non-Interested Directors ("Independent Directors").

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. For the Fund's most recently completed fiscal year, the Directors conducted nineteen (19) meetings to deal with Fund issues (including regular and special board and committee meetings). These meetings included four (4) regular board meetings, four (4) special board meetings, nine (9) Fair Value Committee meetings, two (2) Audit Committee meetings, zero (0) Nominating Committee meetings and zero (0) Executive Committee meeting.

The Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services.

AUDIT COMMITTEE. The Audit Committee recommends the selection of the Fund's independent auditor to the Board of Directors; reviews the independence of such firm; reviews the scope of audit and internal controls; and considers and reports to the Board of Directors on matters relating to the Fund's accounting and financial reporting practices. Messrs. Birdsong, Azar, Firestone, Isayama, Miyauchi, Fukukawa and Nagayama currently serve as members of the Audit Committee. The Audit Committee met two (2) times in the Fund's most recently completed fiscal year.

NOMINATING COMMITTEE. The Nominating Committee selects and nominates directors for the Fund. Fund shareholders may also submit nominees that will be considered by the Nominating Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund. Messrs. Azar, Birdsong, Firestone, Fukukawa, Isayama, Miyauchi and Nagayama currently serve as members of the Nominating Committee. The Nominating Committee did not meet in the Fund's most recently completed fiscal year.

FAIR VALUE COMMITTEE. The Fair Value Committee oversees Fund valuation matters such as valuation methodologies. The Fair Value Committee also establishes "fair valuation" procedures to determine fair market value of securities held by the Fund when actual market values are unavailable. Messrs. Givens, Azar, Firestone, Birdsong, Collier, Ms. Conlin (non-voting), and an FMR representative currently serve as members of the Fair Value Committee. The Fair Value Committee met nine
(9) times in the Fund's most recently completed fiscal year.

EXECUTIVE COMMITTEE. The Executive Committee is empowered with all of the powers of the Directors not otherwise delegated, to the extent permitted by law, when the full Board is not in session. These duties and powers include, but are not limited to: the determination of persons to serve as members of the Board of Directors who are not "interested persons" and the nomination of the appropriate number of candidates for election as "non-interested" members of the Board of Directors in connection with each meeting of shareholders at which members of the Board of Directors are to be elected, or which is to be filled by a non-interested member of the Board of Directors. Messrs. Givens, Birdsong and Miyauchi currently serve as members of the Executive Committee. The Executive Committee did not meet in the Fund's most recently completed fiscal year.

The Executive Committee of the Fund's Board, which currently consists of Messrs. Givens, Birdsong and Miyauchi, has and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Fund when the Board of Directors is not in session, except as provided by law and except the power to increase or decrease, or fill vacancies on, the Board of Directors.

The following table shows the dollar amount range of each Director's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year.

---------------------------------- ------------------------------------ ---------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE OF SHARES OWNED OF
                                             DOLLAR RANGE OF                          ALL FMR ADVISED
        NAME OF DIRECTOR                    FUND SHARES OWNED                   FUNDS OVERSEEN BY DIRECTORS*
---------------------------------- ------------------------------------ ---------------------------------------------
         J. Douglas Azar                    $10,001- $50,000                         $10,001 - $50,000
---------------------------------- ------------------------------------ ---------------------------------------------
        Lynn S. Birdsong                    $10,001 - $50,000                        $10,001 - $50,000
---------------------------------- ------------------------------------ ---------------------------------------------
       James A. Firestone                   $10,001 - $50,000                        $10,001 - $50,000
---------------------------------- ------------------------------------ ---------------------------------------------
         Shinji Fukukawa                           $0                                        $0
---------------------------------- ------------------------------------ ---------------------------------------------
        William L. Givens                   $10,001 - $50,000                        $10,001 - $50,000
---------------------------------- ------------------------------------ ---------------------------------------------
         Takeshi Isayama                           $0                                        $0
---------------------------------- ------------------------------------ ---------------------------------------------
       Yoshihiko Miyauchi                          $0                                        $0
---------------------------------- ------------------------------------ ---------------------------------------------
         Osamu Nagayama                            $0                                        $0
---------------------------------- ------------------------------------ ---------------------------------------------

------------
*    Valuation date is December 31, 2007.


None of the Independent Directors or their immediate family members owned securities beneficially of the Advisor, Distributor or any person directly or indirectly controlling, controlled by or under common control within the Advisor.

As of December 31, 2007, all Directors and officers of the Fund, as a group, owned beneficially (as that term is defined in Section 13(d) of The Securities Exchange Act of 1934) less than 1% of the outstanding shares of any class.

As of January 2, 2008, 6,894,057.196 shares in the aggregate, or 25.10% of the outstanding shares of the Fund were held in the name of Charles Schwab & Co. Inc., Attn: Mutual Funds Department, 101 Montgomery Street, San Francisco, California 94104-4122, who may be deemed to be beneficial owner of such shares and a control person. Charles Schwab & Co., Inc. is incorporated in California and its parent company is The Charles Schwab Corporation.

To the knowledge of the Fund, no person is a control person of the Fund within the meaning ascribed to such term under the 1933 Act, as amended.

REMUNERATION. Each Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, or participation as speakers at directors' conferences. Under special circumstances, it is possible that a Director could receive additional compensation for services outside of the normal scope of a Director's responsibilities.

No members of the Board of Directors are employees of the Advisor or its affiliates.

DIRECTOR AND OFFICER COMPENSATION

The following table shows the aggregate compensation paid by the Fund to each Director and officer for the fiscal year ended September 30, 2007. None of the Directors serve on any boards for the FMR Funds. Also, any officer of the Fund who is an officer or employee of the Administrator, the Distributor or their affiliates does not receive remuneration from the Fund.

---------------------------------- -------------------- -------------------------- ----------------------------------
        NAME OF DIRECTOR                AGGREGATE                                  TOTAL COMPENSATION FROM THE FUND
            OR OFFICER                COMPENSATION*        RETIREMENT BENEFITS            AND FUND COMPLEX**
---------------------------------------------------------------------------------------------------------------------
                                                INTERESTED DIRECTORS
---------------------------------- -------------------- -------------------------- ----------------------------------
     William L. Givens(1)(2)             $88,600             Not Applicable                     $88,600
---------------------------------- -------------------- -------------------------- ----------------------------------
      INDEPENDENT DIRECTORS
---------------------------------- -------------------- -------------------------- ----------------------------------
         J. Douglas Azar                 $18,750             Not Applicable                     $18,750
---------------------------------- -------------------- -------------------------- ----------------------------------
        Lynn S. Birdsong                 $22,750             Not Applicable                     $22,750
---------------------------------- -------------------- -------------------------- ----------------------------------
       James A. Firestone                $18,750             Not Applicable                     $18,750
---------------------------------- -------------------- -------------------------- ----------------------------------
         Shinji Fukukawa                 $15,375             Not Applicable                     $15,375
---------------------------------- -------------------- -------------------------- ----------------------------------
         Takeshi Isayama                 $15,375             Not Applicable                     $15,375
---------------------------------- -------------------- -------------------------- ----------------------------------

        Yasuo Kanzaki(3)                 $2,625              Not Applicable                     $2,625

---------------------------------- -------------------- -------------------------- ----------------------------------
       Yoshihiko Miyauchi                $12,375             Not Applicable                     $12,375
---------------------------------- -------------------- -------------------------- ----------------------------------
        Osamu Nagayama                   $18,750             Not Applicable                     $22,750
---------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS
---------------------------------- -------------------- -------------------------- ----------------------------------
      William L. Givens(2)               $88,600             Not Applicable                     $88,600
---------------------------------- -------------------- -------------------------- ----------------------------------

       John F. McNamara(4)              $130,811             Not Applicable                    $130,811

---------------------------------- -------------------- -------------------------- ----------------------------------

------------
*    Does not include pension or retirement benefits.

** The Fund is the only investment company in the "Fund Complex." Does not include pension or retirement benefits accrued.

(1) Includes an additional $15,000 in retainer fees in his role as Chairman of the Board of Directors.

(2) Effective April 26, 2007, William L. Givens was designated Chief Executive Officer of the Fund and receives a salary of $135,000 per year. Consequently he has waived his fees since April 26, 2007 for serving as a Director and for serving as Chairman.

(3)  Retired as of October 25, 2006.

(4) Effective March 31, 2007, John F. McNamara resigned from his offices as President, Chief Compliance Officer and Co-AML Officer of the Fund.


ORGANIZATION OF THE FUND

The Fund was incorporated under the laws of the State of Maryland in 1961.


The authorized capital stock of the Fund consists of 600,000,000 shares of a par value of $0.33 1/3 each of which one hundred million (100,000,000) of such shares are designated as "AARP Shares" of Common Stock and five hundred million (500,000,000) of such shares are designated as Class S shares of Common Stock. The AARP shares are not currently offered to shareholders. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such changes as may be applicable, at the option of the shareholder. Shares have no preemptive or conversion rights.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

ADDITIONAL INFORMATION

INTERNET ACCESS

World Wide Website - The Fund's website address is http://www.thejapanfund.com. This site enables users to access or view the current Fund prospectus and related information. Users can fill out new account forms online and request literature on the Fund.

OTHER INFORMATION

Many of the investment changes in the Fund will be made at prices different from those market prices prevailing at the time such changes are reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Fund's Advisor in light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The CUSIP number of shares of the Fund is 471070102.

The Fund may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.


The Fund's prospectus and this SAI omit certain information contained in the registration statement which the Fund has filed with the SEC under the 1933 Act, as amended, and reference is hereby made to the registration statement for further information with respect to the Fund and the securities offered hereby. The Fund's registration statement is available for inspection by the public at the SEC in Washington, D.C. or online at WWW.SEC.GOV.


PROXY VOTING

The Board of Directors has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Directors will periodically review the Fund's proxy voting record.


The Trust is required to disclose annually the Fund's complete proxy voting records on Form N-PX. The Funds' proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling the Fund at 1-800-535-2726. The Fund's Form N-PX is also available on the SEC's website at WWW.SEC.GOV.


FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Fund, together with the Report of Briggs, Bunting & Dougherty, LLP, independent registered public accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated September 30, 2007, and the unaudited semi-annual report dated June 30, 2007 are incorporated herein by reference and are hereby deemed to be a part of this SAI.

                       APPENDIX A - DESCRIPTION OF RATINGS


The following is a description of the ratings given by Moody's Investors Service ("Moody"), Standard & Poor's ("S&P") and Fitch, Inc. ("Fitch") to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

CORPORATE AND MUNICIPAL BONDS

MOODY'S

The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest degree of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody's applies numerical modifiers 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P

 The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the higher rated issues only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible to" adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a "weakened capacity" to make such payments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

FITCH

The four highest ratings of Fitch for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+." Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER

MOODY'S

The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term obligations."

S&P

The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+."

FITCH

The rating "F-1" is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity;
(2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated "F-1."

MUNICIPAL NOTES

MOODY'S

The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG-" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P

The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

FITCH

The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

Fidelity and Fidelity Investments are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

                         EXHIBIT B- PROXY VOTING SUMMARY

                      FIDELITY FUND PROXY VOTING GUIDELINES
                                   MARCH 2007

I.   GENERAL PRINCIPLES

     A. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

     B. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely on the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

     C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

     D. Non-routine proposals will generally be voted in accordance with the guidelines.

     E. Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment and Advisor Compliance Department. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting Committee or its designee.

     F. FMR will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

     G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of these guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

     H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

     I. Where a management-sponsored proposal is inconsistent with the guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II.  DEFINITIONS (AS USED IN THIS DOCUMENT)

     A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; Poison Pills; and any other provision that eliminates or limits shareholder rights.

     B. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

     C. Tin Parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

     D. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

     E. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

     F. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

     G. Poison Pill - a strategy employed by a potential takeover/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

     H. Large Capitalization Company - a company included in the Russell 1000 stock index.

     I. Small Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

     J. Micro-Capitalization Company - a company with market capitalization under US $300 million.

III. DIRECTORS

     A.   Incumbent Directors

          FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

          FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

          1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

               With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

               a. The Poison Pill includes a Sunset Provision of less than 5 years;

               b.   The Poison Pill includes a Permitted Bid Feature;

               c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders, and

               d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

                    FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

          2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

          3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options.

          4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into accounts such factors as: (i) whether the company used an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating.

          5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

          6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

     B.   Indemnification

          FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

     C.   Independent Chairperson

          FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

     D.   Majority Director Elections

          FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV.  COMPENSATION

     A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

          FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

          1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests, is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company, or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

          2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

          3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

          4. Awards to non-employee directors are subject to management discretion.

          5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

               FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

          1. The shares are granted by a compensation committee composed entirely of independent directors; and

          2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     B.   Equity Exchanges and Repricing

          FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

          1.   Whether the proposal excludes senior management and directors;

          2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

          3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

     C.   Employee Stock Purchase Plans

          FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     D.   Employee Stock Ownership Plans (ESOPs)

          FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

     E.   Executive Compensation

          FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

     F.   Bonus Plans and Tax Deductibility Proposals

          FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well-defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.


V.   ANTI-TAKEOVER PROVISIONS

     FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

     A.   The Poison Pill includes the following features:

          1.   A sunset provision of no greater than 5 years;

          2. Linked to a business strategy that is expected to result in greater value for the shareholders;

          3. Requires shareholder approval to be reinstated upon expiration or if amended;

          4.   Contains a Permitted Bid Feature; and

          5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

     B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

     C. It is a fair price amendment that considers a two-year price history or less.

          FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.  CAPITAL STRUCTURE / INCORPORATION

     A.   Increases in Common Stock

          FMR will generally vote against a provision to increase a Company's common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

     B.   New Classes of Shares

          FMR will generally vote against the introduction of new classes of stock with differential voting rights.

     C.   Cumulative Voting Rights

          FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

     D.   Acquisition or Business Combination Statutes

          FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

     E.   Incorporation or Reincorporation in Another State or Country

           FMR will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business, and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. AUDITORS

     A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor for audit or non-audit services for the company.

VIII. SHARES OF INVESTMENT COMPANIES

     A. When a Fidelity Fund invests in an underlying Fidelity fund, FMR will vote in the same proportion as all other shareholders of such underlying fund or class ("echo voting").

     B. Certain Fidelity Funds may invest in shares of Fidelity Central Funds. Central Fund shares, which are held exclusively by Fidelity funds or accounts managed by an FMR affiliate, will be voted in favor of proposals recommended by the Central Funds' Board of Trustees.

IX.  OTHER

     A.   Voting Process

          FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

     B.   Regulated Industries

          Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

                              THE JAPAN FUND, INC.

                                     PART C

                                OTHER INFORMATION

ITEM 23.        EXHIBITS:

(a)(1) The Japan Fund Inc.'s (the "Registrant") Articles of Amendment and Restatement of the Articles of Incorporation dated January 7, 1992 are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

(a)(2) Registrant's Articles of Amendment dated December 23, 1997 are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.

(a)(3) Registrant's Articles Supplementary, dated April 27, 2000, are incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

(a)(4) Registrant's Articles of Amendment, dated October 3, 2002 are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(b) Registrant's Amended and Restated By-Laws dated April 26, 2007 are filed herewith.

(c)             Not Applicable.

(d)(1) Investment Advisory Agreement dated October 7, 2002 between the Registrant and Fidelity Management & Research Company is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(d)(2) Investment Subadvisory Agreement dated October 7, 2002 between FMR Co., Inc. and Fidelity Management & Research Company is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(3) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research Company and Fidelity International Investment Advisors is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(4) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Investments Japan Limited and Fidelity International Investment Advisors is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(5) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(6) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research (Far East), Inc. and Fidelity Investments Japan Limited is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(7) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(8) Investment Subadvisory Agreement dated October 7, 2002 between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

(d)(9) Form of General Research Services Agreement effective January 1, 2006 between Fidelity Research & Analysis Company, Fidelity Research & Management Company, Fidelity Money Management Inc., and FMR Co., Inc. is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

(e) Distribution and Shareholder Services Agreement dated April 26, 2007 between the Registrant and Foreside Fund Services, LLC is filed herewith.

(f)             Not Applicable.

(g) Master Custodian and Accounting Services Agreement dated October 1, 2007 between the Registrant and State Street Bank and Trust Company is filed herewith.

(h)(1) Administration Agreement dated October 1, 2007 between the Registrant and State Street Bank and Trust Company is filed herewith.

(h)(1)(a) Administration Agreement dated October 1, 2007 between the Registrant and SEI Investments Global Funds Services is filed herewith.

(h)(2) Transfer Agency and Service Agreement dated October 1, 2007 between the Registrant and Boston Financial Data Services is filed herewith.

(h)(3) FAN Services Agreement between the Registrant and DST Systems, Inc. and Web Services Exhibit thereto dated October 8, 2007, and Vision Services Exhibit between the Registrant and DST Systems, Inc. dated October 19, 2007 are filed herewith.

(h)(4) Credit Agreement between the Registrant and State Street Bank and Trust Company dated December 21, 2007 is filed herewith.

(h)(5) Compliance Services Agreement dated April 26, 2007 between the Registrant and Foreside Compliance Services, LLC and Foreside Management Services, LLC is filed herewith.

(i) Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(j)(1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(j)(2)(a) Power of Attorney for Yoshihiko Miyauchi is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(j)(2)(b) Power of Attorney for William L. Givens is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(j)(2)(c) Power of Attorney for Shinji Fukukawa is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement.

(j)(2)(d) Power of Attorney for Lynn S. Birdsong is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement.

(j)(2)(e) Power of Attorney for Takeshi Isayama is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.

(j)(2)(f) Power of Attorney for J. Douglas Azar is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

(j)(2)(g) Power of Attorney for Osamu Nagayama is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

(j)(2)(h) Power of Attorney for James A. Firestone is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

(k)             Inapplicable.

(l)             Inapplicable.

(m)(1) Rule 12b-1 Distribution and Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.

(m)(2) Form of Mutual Fund Sales and Service Agreement is filed herewith.

(n)             Inapplicable.

(o)             Inapplicable.

(p)(1) Registrant's Code of Ethics dated as of October 1, 2007 is filed herewith.

(p)(2) Code of Ethics of Fidelity International Limited effective February 6, 2006, is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

(p)(3) Fidelity Investments Code of Ethics for Personal Investing effective March 2006 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.

(p)(4) State Street Bank and Trust Company Standard of Conduct is filed herewith.

(p)(5)          Code of Ethics of Foreside Fund Services, LLC is filed herewith.


ITEM 24.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

         None.

ITEM 25.        INDEMNIFICATION:

A policy of insurance covering the distributor and its affiliates insures the Distributor's Directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent, error or accidental omission in the scope of their duties.

A second policy insures that if a claim is made against Foreside in the conduct of any professional services carried out by or on behalf of the company, the insurer will indemnify all losses for which Foreside becomes legally obligated to pay. Professional services are defined as services rendered or which ought to have been rendered for or on behalf of a customer or client of the company for a fee, commission or other remuneration or consideration that inures to the benefit of the company.

The Registrant maintains a Mutual Fund Directors and Officers Liability and Professional Liability Policy. The policy covers the officers and directors of the Registrant.

Article Eighth of Registrant's Articles of Amendment and Restatement of the Articles of Incorporation dated January 7, 1992 provides as follows:

EIGHTH:

(1) Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon receipt by the Corporation of a written opinion of independent counsel selected by the Board of

         Directors, or the adoption by a majority of the entire Board (in which majority there shall not be included any director who shall have or shall at any time have had any financial interest adverse to the Corporation in such action, suit or proceeding or the subject matter or outcome thereof) of a resolution, to the effect that the director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Such a determination by independent counsel or by the Board of Directors and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the director or officer was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other right to which the officers and directors may be entitled according to law.

(2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal. This paragraph (2) shall not protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would be otherwise subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:


       (1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

       FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

      Edward C. Johnson 3d          Chairman of the Board and Director of
                                    Fidelity Management & Research Company
                                    (FMR), FMR Co., Inc. (FMRC), Fidelity
                                    Research & Analysis Company (FRAC), and
                                    Fidelity Investments Money Management, Inc.
                                    (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Trustee of funds advised by FMR.

      Abigail P. Johnson            Previously served as President and Director
                                    of FMR, FMRC, and FIMM (2005), Senior Vice
                                    President of funds advised by FMR (2005), and Trustee of funds advised by FMR (2006).
                                    Currently a Director and Vice Chairman
                                    (2006) of FMR LLC, President of Fidelity
                                    Employer Service Co. (FESCO) (2005), and
                                    President and a Director of Fidelity
                                    Investments Institutional Operations
                                    Company, Inc. (FIIOC) (2005).

      Peter S. Lynch                Vice Chairman and Director of FMR and FMRC
                                    and member of the Advisory Board of funds advised by FMR (2003).

      James C. Curvey               Director of FMR and FMRC (2007); Director
                                    and Vice Chairman (2006) of FMR LLC.

      John J. Remondi               Director of FMR and FMRC (2007); Director
                                    (2006) and Executive Vice President (2007) of FMR LLC.

      Thomas Allen                  Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Paul Antico                   Vice President of FMR, FMRC, and a fund
                                    advised by FMR.

      Ramin Arani                   Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      John Avery                    Vice President of FMR, FMRC, and a fund
                                    advised by FMR.

      David Bagnani                 Vice President of FMR and FMRC (2004).

      Robert Bertelson              Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Stephen Binder                Previously served as Vice President of FMR,
                                    FMRC and a fund advised by FMR (2006).

      William Bower                 Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Philip L. Bullen              Senior Vice President of FMR and FMRC;
                                    Previously served as President and Director of FRAC and Fidelity Management & Research
                                    (U.K.) Inc. (FMR U.K.) (2006) and Director of Strategic Advisers, Inc. (2005).

      Steve Buller                  Vice President of FMR, FMRC, and a fund
                                    advised by FMR.

      John J. Burke                 Senior Vice President of FMR (2006);
                                    Previously served as Vice President of FMR
                                    (2006).

      John H. Carlson               Senior Vice President of FMR and FMRC
                                    (2003); Vice President of funds advised by FMR; Previously served as Vice President of
                                    FMR and FMRC (2003).

      Stephen Calhoun               Vice President of FMR, FMRC (2005), and
                                    funds advised by FMR.

      James Catudal                 Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Ren Y. Cheng                  Vice President of FMR, FMRC, and funds
                                    advised by FMR; Previously served as Vice
                                    President of Strategic Advisers, Inc.
                                    (2005).

      C. Robert Chow                Vice President of FMR, FMRC, and a fund
                                    advised by FMR.

      Dwight D. Churchill           Executive Vice President of FMR and FMRC
                                    (2005); Previously served as Senior Vice
                                    President of FMR (2005) and FIMM (2006).

      William Carlyle               Coash Vice President of FMR and FMRC (2006).

      Timothy Cohen                 Vice President of FMR, FMRC (2003), and
                                    funds advised by FMR.

      Katherine Collins             Senior Vice President of FMR and FMRC
                                    (2003); Previously served as Vice President of FMR and FMRC (2003).

      Michael Connolly              Vice President of FMR and FMRC.

      Brian B. Conroy               Senior Vice President of FMR and FMRC
                                    (2006).

      Matthew Conti                 Vice President of FMR, FMRC (2003), and
                                    funds advised by FMR.

      William Danoff                Senior Vice President of FMR, FMRC, and Vice
                                    President of funds advised by FMR.

      Joseph Day                    Previously served as Vice President of FMR
                                    and FMRC (2006).

      Scott E. DeSano               Previously served as Senior Vice President
                                    of FMR and FMRC (2005).

      Penelope Dobkin               Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Julie Donovan                 Vice President of FMR and FMRC (2003).

      Walter C. Donovan             Executive Vice President of FMR and FMRC
                                    (2005); Vice President of Equity funds
                                    advised by FMR; Previously served as Senior
                                    Vice President of FMR and FMRC (2003); Vice
                                    President of High Income funds advised by FMR (2007).

      Bettina Doulton               Senior Vice President of FMR and FMRC;
                                    Previously served as Vice President of funds advised by FMR.

      Stephen DuFour                Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Michael Elizondo              Previously served as Vice President of FMR
                                    and FMRC (2006).

      Brian Peter Enyeart           Vice President of FMR and FMRC (2006).

      Bahaa Fam                     Previously served as Vice President of FMR
                                    and FMRC (2006); Vice President of funds advised by FMR.

      Jeffrey Feingold              Vice President of FMR, FMRC (2005), and a
                                    fund advised by FMR.

      Robert Scott Feldman          Previously served as Vice President of FMR
                                    and FMRC (2006).

      Richard B. Fentin             Senior Vice President of FMR and FMRC and
                                    Vice President of funds advised by FMR.

      Jay Freedman                  Previously served as Assistant Secretary of
                                    FMR, FMRC and Fidelity Distributors
                                    Corporation (FDC), and Secretary of FMR
                                    U.K., FRAC, FIMM, Strategic Advisers, Inc.
                                    and FMR LLC (2006).

      Matthew H. Friedman           Vice President of FMR and FMRC (2006).

      Matthew Fruhan                Vice President of FMR, FMRC (2006), and
                                    funds advised by FMR.

      Robert M. Gervis              Vice President of FMR and FMRC (2006).

      Christopher J. Goudie         Previously served as Vice President of FMR
                                    and FMRC (2006).

      Boyce I. Greer                Executive Vice President of FMR and FMRC
                                    (2005); Senior Vice President of FIMM
                                    (2006); Vice President of the Select, Asset
                                    Allocation, Fixed-Income, and Money Market funds advised by FMR.

      Robert J. Haber               Previously served as Senior Vice President
                                    of FMR and FMRC (2006); Vice President of a fund advised by FMR.

      Richard C. Habermann          Senior Vice President of FMR and FMRC and
                                    Vice President of funds advised by FMR.

      John F. Haley                 Previously served as Vice President of FMR
                                    and FMRC (2007).

      Karen Hammond                 Executive Vice President of FMR (2005);
                                    Previously served as Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, and FIMM, Vice
                                    President of FMR U.K., FRAC, FIMM, and
                                    Strategic Advisers, Inc., and Treasurer of
                                    Strategic Advisers, Inc. and FMR LLC (2005).

      Brian J. Hanson               Vice President of FMR, FMRC (2004), and
                                    funds advised by FMR.

      James Harmon                  Vice President of FMR, FMRC, and a fund
                                    advised by FMR.

      Ian Hart                      Vice President of FMR, FMRC and a fund
                                    advised by FMR.

      Teresa A. Hassara             Vice President of FMR (2005).

      John Hebble                   Vice President of FMR (2003).

      Timothy Heffernan             Previously served as Vice President of FMR
                                    and FMRC (2006).

      Thomas Hense                  Previously served as Vice President of FMR
                                    and FMRC (2006).

      Cesar Hernandez               Previously served as Vice President of FMR
                                    and FMRC (2006).

      Bruce T. Herring              Senior Vice President of FMR (2006); Vice
                                    President of FMRC and of certain Equity
                                    funds advised by FMR; Previously served as Vice President of FMR (2006).

      Adam Hetnarski                Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      John J. Hitt                  Assistant Secretary of FMR, FMRC, FMR U.K.,
                                    FRAC, FIMM, Strategic Advisers, Inc., FDC, and FMR LLC (2006).

      Frederick D. Hoff, Jr.        Vice President of FMR, FMRC, and a fund
                                    advised by FMR.

      Brian Hogan                   Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Michael T. Jenkins            Vice President of FMR and FMRC (2004).

      Sonu Kalra                    Vice President of FMR, FMRC (2006), and a
                                    fund advised by FMR.

      Rajiv Kaul                    Previously served as Vice President of FMR
                                    and FMRC (2006); Vice President of funds advised by FMR.

      Steven Kaye                   Previously served as Senior Vice President
                                    of FMR and FMRC and Vice President of a fund advised by FMR (2007).

      Jonathan Kelly                Vice President of FMR, FMRC (2003), and
                                    funds advised by FMR.

      William Kennedy               Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Karen Korn                    Vice President of FMR and FMRC (2006).

      Harry W. Lange                Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Harley Lank                   Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Thomas P. Lavin               Previously served as Vice President of FMR
                                    and FMRC (2006).

      Robert A. Lawrence            Senior Vice President of FMR and FMRC
                                    (2006); Vice President of High Income funds advised by FMR; Previously served as Director of Geode, President of Fidelity
                                    Strategic Investments, and Vice President of
                                    FMR LLC (2005).

      Maxime Lemieux                Previously served as Vice President of FMR
                                    and FMRC (2006); Vice President of a fund advised by FMR.

      Douglas Lober                 Previously served as Vice President of FMR
                                    and FMRC (2006).

      James MacDonald               Previously served as Senior Vice President
                                    of FMR (2005).

      Richard R. Mace               Senior Vice President of FMR and FMRC and
                                    Vice President of funds advised by FMR.

      Charles A. Mangum             Senior Vice President of FMR and FMRC
                                    (2005); Vice President of funds advised by FMR; Previously served as Vice President of
                                    FMR and FMRC (2005).

      Darren Maupin                 Vice President of FMR, FMRC (2006), and
                                    funds advised by FMR.

      Kevin McCarey                 Previously served as Vice President of FMR,
                                    FMRC, and funds advised by FMR (2006).

      Christine McConnell           Vice President of FMR, FMRC (2003), and a
                                    fund advised by FMR.

      John B. McDowell              Senior Vice President of FMR and FMRC and
                                    Vice President of certain Equity funds
                                    advised by FMR.

      Neal P. Miller                Vice President of FMR, FMRC, and a fund
                                    advised by FMR.

      Peter J. Millington           Previously served as Vice President of FMR
                                    and FMRC (2006).

      Robert Minicus                Vice President of FMR and FMRC (2006).

      Jeffrey Mitchell              Vice President of FMR and FMRC (2003).

      Eric M. Mollenhauer           Vice President of FMR and FMRC (2004).


      Kimberley Monasterio          Assistant Treasurer of FMR (2006), President
                                    and Treasurer of funds advised by FMR
                                    (2007).

      Charles S. Morrison           Vice President of FMR and Money Market funds
                                    advised by FMR; Senior Vice President of
                                    FIMM (2003); Previously served as Vice
                                    President of FIMM (2003).

      David L. Murphy               Executive Vice President of FMR (2005); Vice
                                    President of Fixed-Income and Money Market funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice
                                    President of FMR (2005) and FIMM (2003).

      Charles L. Myers              Vice President of FMR, FMRC (2006), and a
                                    fund advised by FMR.

      Steve Neff                    Senior Vice President of FMR (2005).

      Mark Notkin                   Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Scott Offen                   Vice President of FMR, FMRC (2003), and a
                                    fund advised by FMR.

      Shep Perkins                  Vice President of FMR (2006), FMRC (2004),
                                    and a fund advised by FMR.

      Stephen Petersen              Senior Vice President of FMR and FMRC and
                                    Vice President of funds advised by FMR.

      John R. Porter                Vice President of FMR, FMRC (2004), and
                                    funds advised by FMR.

      Keith Quinton                 Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Larry Rakers                  Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      William R. Ralls              Previously served as Vice President of FMR
                                    (2005).

      Kenneth A. Rathgeber          Chief Compliance Officer of FMR, FMRC, FMR
                                    U.K., FRAC, FIMM, and Strategic Advisers,
                                    Inc. (2005).

      Christine Reynolds            Senior Vice President of FMR (2007);
                                    Previously served as President and Treasurer of funds advised by FMR (2007); Vice
                                    President of FMR and Anti-Money Laundering
                                    Officer (2006).

      Kennedy Richardson            Vice President of FMR and FMRC.

      Clare S. Richer               Previously served as Senior Vice President
                                    of FMR (2005), Chief Financial Officer
                                    (2007) and Treasurer (2006) of FMR LLC;
                                    Currently an Executive Vice President of FMR
                                    LLC (2005).

      Kenneth Robins                Assistant Treasurer of FMR (2006).

      Graeme Rockett                Vice President of FMR, FMRC (2006), and
                                    funds advised by FMR.

      Eric D. Roiter                Vice President, General Counsel, and
                                    Secretary of FMR and FMRC; Secretary of
                                    funds advised by FMR; Assistant Secretary of FMR U.K., FRAC, and FIMM; Previously served as Vice President and Secretary of FDC
                                    (2005).

      Stephen Rosen                 Vice President of FMR, FMRC (2004), and a
                                    fund advised by FMR.

      Lee H. Sandwen                Previously served as Vice President of FMR
                                    and FMRC (2006).

      Peter Saperstone              Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Andy H. Sassine               Vice President of FMR, FMRC (2006), and a
                                    fund advised by FMR.

      Chrisopher Linden Sharpe      Vice President of FMR, FMRC (2006), and
                                    funds advised by FMR.

      Jonathan Allen Shelon         Vice President of FMR, FMRC (2006), and
                                    funds advised by FMR.

      J. Fergus Shiel               Vice President of FMR, FMRC (2006), and
                                    funds advised by FMR.

      Carol A. Smith-Fachetti       Vice President of FMR and FMRC.

      Steven J. Snider              Previously served as Vice President of FMR
                                    and FMRC (2006); Vice President of a fund advised by FMR.

      Mark P. Snyderman             Vice President of FMR, FMRC (2004), and
                                    funds advised by FMR.

      Thomas T. Soviero             Senior Vice President of FMR and FMRC
                                    (2005); Vice President of funds advised by FMR; Previously served as Vice President of
                                    FMR and FMRC (2005).

      George Stairs                 Vice President of FMR, FMRC (2006), and a
                                    fund advised by FMR.

      Robert E. Stansky             Senior Vice President of FMR and FMRC;
                                    Previously served as a Vice President of a fund advised by FMR.

      Nicholas E. Steck             Senior Vice President of FMR (2006);
                                    Compliance Officer of FMR, FMRC, FMR U.K.,
                                    FRAC, and FIMM (2006), Strategic Advisers,
                                    Inc. (2005), and FMR LLC (2002); Previously served as Vice President of FMR (2006).

      Cynthia C. Strauss            Vice President of FMR and FMRC (2006).

      Susan Sturdy                  Assistant Secretary of FMR, FMRC, and FDC;
                                    Secretary of FMR U.K., FRAC, FIMM, Strategic
                                    Advisers, Inc., and FMR LLC (2006);
                                    Previously served as Assistant Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers,
                                    Inc., and FMR LLC (2006).

      Yolanda Taylor                Vice President of FMR and FMRC.

      Victor Thay                   Vice President of FMR, FMRC (2003), and a
                                    fund advised by FMR.

      Richard S. Thompson           Vice President of FMR, FMRC (2006), and a
                                    fund advised by FMR.

      Joel C. Tillinghast           Senior Vice President of FMR, FMRC, and Vice
                                    President of a fund advised by FMR.

      Matthew C. Torrey             Vice President of FMR and FMRC (2004).

      Robert Tuckett                Vice President of FMR.

      Jennifer Uhrig                Senior Vice President of FMR (2005); Vice
                                    President of FMRC and funds advised by FMR;
                                    Previously served as Vice President of FMR
                                    (2005).

      George A. Vanderheiden        Senior Vice President of FMR and FMRC.

      Robert B. Von Rekowsky        Vice President of FMR, FMRC (2004), and
                                    funds advised by FMR.

      Samuel Wald                   Vice President of FMR, FMRC (2006), and
                                    funds advised by FMR.

      J. Gregory Wass               Assistant Treasurer of FMR, FMRC, FMR U.K.,
                                    FRAC, FIMM, Strategic Advisers, Inc., FDC and FMR LLC (2003); Vice President,
                                    Taxation, of FMR LLC.

      Jason Weiner                  Vice President of FMR, FMRC, and funds
                                    advised by FMR.

      Eric Wetlaufer                Senior Vice President of FMR and FMRC
                                    (2006); Chairman of the Board, Chief
                                    Executive Officer, President and Director of
                                    FMR U.K. (2007); President and Director of
                                    FRAC (2006); Vice President of certain
                                    Equity funds advised by FMR.

      Steven S. Wymer               Senior Vice President of FMR (2005); Vice
                                    President of FMRC and a fund advised by FMR;
                                    Previously served as Vice President of FMR
                                    (2005).

      JS Wynant                     Vice President and Treasurer of FMR and
                                    FMRC; Director and Treasurer of FMR U.K.;
                                    Treasurer of FRAC, and FIMM.

      Derek L. Young                Vice President of FMR, FMRC (2004), and
                                    funds advised by FMR.

         (2) FMR CO., INC. (FMRC) FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

      Edward C. Johnson 3d          Chairman of the Board and Director of FMRC,
                                    FMR, FRAC, and FIMM ; Chief Executive
                                    Officer, Chairman of the Board and Director of FMR LLC; Trustee of funds advised by FMR.

      Abigail P. Johnson            Previously served as President and Director
                                    of FMRC, FMR, and FIMM (2005), Senior Vice
                                    President of funds advised by FMR (2005), and Trustee of funds advised by FMR (2006).
                                    Currently a Director and Vice Chairman
                                    (2006) of FMR LLC, President of FESCO
                                    (2005), and President and a Director of
                                    FIIOC (2005).

      Peter S. Lynch                Vice Chairman and Director of FMRC and FMR
                                    and member of the Advisory Board of funds advised by FMR (2003).

      James C. Curvey               Director of FMRC and FMR (2007); Director
                                    and Vice Chairman (2006) of FMR LLC.

      John J. Remondi               Director of FMRC and FMR (2007); Director
                                    (2006) and Executive Vice President (2007) of FMR LLC.

      Thomas Allen                  Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Paul Antico                   Vice President of FMRC, FMR, and a fund
                                    advised by FMR.

      Ramin Arani                   Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      John Avery                    Vice President of FMRC, FMR, and a fund
                                    advised by FMR.

      David Bagnani                 Vice President of FMRC and FMR (2004).

      Robert Bertelson              Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Stephen Binder                Previously served as Vice President of FMRC,
                                    FMR, and a fund advised by FMR (2006).

      William Bower                 Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Philip L. Bullen              Senior Vice President of FMRC and FMR;
                                    Previously served as President and Director of FRAC and FMR U.K. (2006), and Director of
                                    Strategic Advisers, Inc. (2005).

      Steve Buller                  Vice President of FMRC, FMR, and a fund
                                    advised by FMR.

      Steven Calhoun                Vice President of FMRC, FMR (2005), and
                                    funds advised by FMR.

      John H. Carlson               Senior Vice President of FMRC and FMR
                                    (2003); Vice President of funds advised by FMR; Previously served as Vice President of
                                    FMRC and FMR (2003).

      James Catudal                 Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Ren Y. Cheng                  Vice President of FMRC, FMR and funds
                                    advised by FMR; Previously served as Vice
                                    President of Strategic Advisers, Inc.
                                    (2005).

      C. Robert Chow                Vice President of FMRC, FMR, and a fund
                                    advised by FMR.

      Dwight D. Churchill           Executive Vice President of FMRC and FMR
                                    (2005); Previously served as Senior Vice
                                    President of FMR (2005) and FIMM (2006).

      William Carlyle Coash         Vice President of FMRC and FMR (2006).

      Timothy Cohen                 Vice President of FMRC, FMR (2003), and
                                    funds advised by FMR.

      Katherine Collins             Senior Vice President of FMRC and FMR
                                    (2003); Previously served as Vice President of FMRC and FMR (2003).

      Michael Connolly              Vice President of FMRC and FMR.

      Brian B. Conroy               Senior Vice President of FMRC and FMR
                                    (2006).

      Matthew Conti                 Vice President of FMRC, FMR (2003), and
                                    funds advised by FMR.

      William Danoff                Senior Vice President of FMRC and FMR and
                                    Vice President of funds advised by FMR.

      Joseph Day                    Previously served as Vice President of FMRC
                                    and FMR (2006).

      Scott E. DeSano               Previously served as Senior Vice President
                                    of FMRC and FMR (2005).

      Penelope Dobkin               Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Julie Donovan                 Vice President of FMRC and FMR (2003).

      Walter C. Donovan             Executive Vice President of FMRC and FMR
                                    (2005); Vice President of Equity funds
                                    advised by FMR; Previously served as Senior
                                    Vice President of FMRC and FMR (2005); Vice
                                    President of High Income funds advised by FMR (2007).

      Bettina Doulton               Senior Vice President of FMRC and FMR;
                                    Previously served as Vice President of funds advised by FMR.

      Stephen DuFour                Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Michael Elizondo              Previously served as Vice President of FMRC
                                    and FMR (2006).

      Brian Peter Enyeart           Vice President of FMRC and FMR (2006).

      Bahaa Fam                     Previously served as Vice President of FMRC
                                    and FMR (2006); Vice President of funds
                                    advised by FMR.

      Jeffrey Feingold              Vice President of FMRC, FMR (2005), and a
                                    fund advised by FMR.

      Robert Scott                  Feldman Previously served as Vice President
                                    of FMRC and FMR (2006).

      Richard B. Fentin             Senior Vice President of FMRC and FMR and
                                    Vice President of funds advised by FMR.

      Jay Freedman                  Previously served as Assistant Secretary of
                                    FMRC, FMR, FDC and Secretary of FMR U.K.,
                                    FRAC, FIMM, Strategic Advisers, Inc. and FMR
                                    LLC (2006).

      Matthew H. Friedman           Vice President of FMRC and FMR (2006).

      Matthew Fruhan                Vice President of FMRC, FMR (2006), and
                                    funds advised by FMR.

      Robert M. Gervis              Vice President of FMRC and FMR (2006).

      Christopher J. Goudie         Previously served as Vice President of FMRC
                                    and FMR (2006).

      Boyce I. Greer                Executive Vice President of FMRC and FMR
                                    (2005); Senior Vice President of FIMM
                                    (2006); Vice President of the Select, Asset
                                    Allocation, Fixed-Income, and Money Market funds advised by FMR.

      Robert J. Haber               Previously served as Senior Vice President
                                    of FMRC and FMR (2006); Vice President of a fund advised by FMR.

      Richard C. Habermann          Senior Vice President of FMRC and FMR and
                                    Vice President of funds advised by FMR.

      John F. Haley                 Previously served as Vice President of FMRC
                                    and FMR (2007).

      Karen Hammond                 Previously served as Assistant Treasurer of
                                    FMRC, FMR, FMR U.K., FRAC, and FIMM, Vice
                                    President of FMR U.K., FRAC, FIMM, and
                                    Strategic Advisers, Inc., and Treasurer of
                                    Strategic Advisers, Inc. and FMR LLC (2005);
                                    Executive Vice President of FMR (2005).

      Brian J. Hanson               Vice President of FMRC, FMR (2004), and
                                    funds advised by FMR.

      James Harmon                  Vice President of FMRC, FMR, and a fund
                                    advised by FMR.

      Ian Hart                      Vice President of FMRC, FMR and a fund
                                    advised by FMR.

      Timothy Heffernan             Previously served as Vice President of FMRC
                                    and FMR (2006).

      Thomas Hense                  Previously served as Vice President of FMRC
                                    and FMR (2006).

      Cesar Hernandez               Previously served as Vice President of FMRC
                                    and FMR (2006).

      Bruce T. Herring              Vice President of FMRC and of certain Equity
                                    funds advised by FMR; Senior Vice President of FMR (2006); Previously served as Vice
                                    President of FMR (2006).

      Adam Hetnarski                Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      John J. Hitt                  Assistant Secretary of FMRC, FMR, FMR U.K.,
                                    FRAC, FIMM, Strategic Advisers, Inc., FDC, and FMR LLC (2006).

      Frederick D. Hoff, Jr.        Vice President of FMRC, FMR, and a fund
                                    advised by FMR.

      Brian Hogan                   Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Michael T. Jenkins            Vice President of FMRC and FMR (2004).

      Sonu Kalra                    Vice President of FMRC, FMR (2006), and a
                                    fund advised by FMR.

      Rajiv Kaul                    Previously served as Vice President of FMRC
                                    and FMR (2006); Vice President of funds
                                    advised by FMR.

      Steven Kaye                   Previously served as Senior Vice President
                                    of FMRC and FMR and Vice President of a fund advised by FMR (2007).

      Jonathan Kelly                Vice President of FMRC, FMR (2003), and
                                    funds advised by FMR.

      William Kennedy               Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Karen R. Korn                 Vice President of FMRC and FMR (2006).

      Harry W. Lange                Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Harley Lank                   Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Thomas P. Lavin               Previously served as Vice President of FMRC
                                    and FMR (2006).

      Robert A. Lawrence            Senior Vice President of FMRC and FMR
                                    (2006); Vice President of High Income funds advised by FMR; Previously served as Director of Geode, President of Fidelity
                                    Strategic Investments, and Vice President of
                                    FMR LLC (2005).

      Maxime Lemieux                Previously served as Vice President of FMRC
                                    and FMR (2006); Vice President of a fund advised by FMR.

      Douglas Lober                 Previously served as Vice President of FMRC
                                    and FMR (2006).

      Richard R. Mace               Senior Vice President of FMRC and FMR and
                                    Vice President of funds advised by FMR.

      Charles A. Mangum             Senior Vice President of FMRC and FMR
                                    (2005); Vice President of funds advised by FMR; Previously served as Vice President of
                                    FMRC and FMR (2005).

      Darren Maupin                 Vice President of FMRC, FMR (2006), and
                                    funds advised by FMR.

      Kevin McCarey                 Previously served as Vice President of FMRC,
                                    FMR, and funds advised by FMR (2006).

      Christine McConnell           Vice President of FMRC, FMR (2003), and a
                                    fund advised by FMR.

      John B. McDowell              Senior Vice President of FMRC and FMR and
                                    Vice President of certain Equity funds
                                    advised by FMR.

      Neal P. Miller                Vice President of FMRC, FMR, and a fund
                                    advised by FMR.

      Peter J. Millington           Previously served as Vice President of FMRC
                                    and FMR (2006).

      Robert Minicus                Vice President of FMRC and FMR (2006).

      Jeffrey Mitchell              Vice President of FMRC and FMR (2003).

      Eric M. Mollenhauer           Vice President of FMRC and FMR (2004).

      Charles L. Myers              Vice President of FMRC, FMR (2006), and a
                                    fund advised by FMR.

      Mark Notkin                   Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Scott Offen                   Vice President of FMRC, FMR (2003), and a
                                    fund advised by FMR.

      Shep Perkins                  Vice President of FMRC (2004), FMR (2006),
                                    and a fund advised by FMR.

      Stephen Petersen              Senior Vice President of FMRC and FMR and
                                    Vice President of funds advised by FMR.

      John R. Porter                Vice President of FMRC, FMR (2004), and
                                    funds advised by FMR.

      Keith Quinton                 Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Larry Rakers                  Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Kenneth A. Rathgeber          Chief Compliance Officer of FMRC, FMR, FMR
                                    U.K., FRAC, FIMM, and Strategic Advisers,
                                    Inc. (2005).

      Kennedy Richardson            Vice President of FMRC and FMR.

      Graeme Rockett                Vice President of FMRC, FMR (2006), and
                                    funds advised by FMR.

      Eric D. Roiter                Vice President, General Counsel, and
                                    Secretary of FMRC and FMR; Secretary of
                                    funds advised by FMR; Assistant Secretary of FMR U.K., FRAC, and FIMM; Previously served as Vice President and Secretary of FDC
                                    (2005).

      Stephen Rosen                 Vice President of FMRC, FMR (2004), and a
                                    fund advised by FMR.

      Lee H. Sandwen                Previously served as Vice President of FMRC
                                    and FMR (2006).

      Peter Saperstone              Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Andy H. Sassine               Vice President of FMRC, FMR (2006), and a
                                    fund advised by FMR.

      Chrisopher Linden Sharpe      Vice President of FMRC, FMR (2006), and
                                    funds advised by FMR.

      Jonathan Allen Shelon         Vice President of FMRC, FMR (2006), and
                                    funds advised by FMR.

      J. Fergus Shiel               Vice President of FMRC, FMR (2006), and
                                    funds advised by FMR.

      Carol A. Smith-Fachetti       Vice President of FMRC and FMR.

      Steven J. Snider              Previously served as Vice President of FMRC,
                                    FMR, and a fund advised by FMR (2006).

      Mark P. Snyderman             Vice President of FMRC, FMR (2004), and
                                    funds advised by FMR.

      Thomas T. Soviero             Senior Vice President of FMRC and FMR
                                    (2005); Vice President of funds advised by FMR; Previously served as Vice President of
                                    FMRC and FMR (2005).

      George Stairs                 Vice President of FMRC, FMR (2006), and a
                                    fund advised by FMR.

      Robert E. Stansky             Senior Vice President of FMRC and FMR;
                                    Previously served as Vice President of a fund advised by FMR.

      Nicholas E. Steck             Compliance Officer of FMRC, FMR, FMR U.K.,
                                    FRAC, and FIMM (2006), Strategic Advisers,
                                    Inc. (2005), and FMR LLC (2002); Senior Vice
                                    President of FMR (2006); Previously served as Vice President of FMR (2006).

      Cynthia C. Strauss            Vice President of FMRC and FMR (2006).

      Susan Sturdy                  Assistant Secretary of FMRC, FMR, and FDC;
                                    Secretary of FMR U.K., FRAC, FIMM, Strategic
                                    Advisers, Inc., and FMR LLC (2006);
                                    Previously served as Assistant Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers,
                                    Inc., and FMR LLC (2006).

      Yolanda Taylor                Vice President of FMRC and FMR.

      Victor Thay                   Vice President of FMRC, FMR (2003), and a
                                    fund advised by FMR.

      Richard S. Thompson           Vice President of FMRC, FMR (2006), and a
                                    fund advised by FMR.

      Joel C. Tillinghast           Senior Vice President of FMRC, FMR, and Vice
                                    President of a fund advised by FMR.

      Matthew C. Torrey             Vice President of FMRC and FMR (2004).

      Jennifer Uhrig                Vice President of FMRC and funds advised by
                                    FMR; Senior Vice President of FMR (2005);
                                    Previously served as Vice President of FMR
                                    (2005).

      George A. Vanderheiden        Senior Vice President of FMRC and FMR.

      Robert B. Von Rekowsky        Vice President of FMRC, FMR (2004), and
                                    funds advised by FMR.

      Samuel Wald                   Vice President of FMRC, FMR (2006), and
                                    funds advised by FMR.

      J. Gregory Wass               Assistant Treasurer of FMRC, FMR, FMR U.K.,
                                    FRAC, FIMM, Strategic Advisers, Inc., FDC and FMR LLC (2003); Vice President,
                                    Taxation, of FMR LLC.

      Jason Weiner                  Vice President of FMRC, FMR, and funds
                                    advised by FMR.

      Eric Wetlaufer                Senior Vice President of FMRC and FMR
                                    (2006); President and Director of FRAC
                                    (2006); Chairman of the Board, Chief
                                    Executive Officer, President and Director of
                                    FMR U.K. (2007); Vice President of certain
                                    Equity funds advised by FMR.

      Steven S. Wymer               Vice President of FMRC and a fund advised by
                                    FMR; Senior Vice President of FMR (2005);
                                    Previously served as Vice President of FMR
                                    (2005).

      JS Wynant                     Vice President and Treasurer of FMRC and
                                    FMR; Director and Treasurer of FMR U.K.;
                                    Treasurer of FRAC and FIMM.

      Derek L. Young                Vice President of FMRC, FMR (2004), and
                                    funds advised by FMR.

         (3) FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.) FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

      Eric Wetlaufer                Chairman of the Board, Chief Executive
                                    Officer, President and Director of FMR U.K.
                                    (2007); President and Director of FRAC
                                    (2006); Senior Vice President of FMR and
                                    FMRC (2006); Vice President of certain
                                    Equity funds advised by FMR.

      Lawrence J. Brindisi          Director, Executive Director and Executive
                                    Vice President of FMR U.K. (2007).

      Philip Bullen                 Previously served as President and Director
                                    of FMR U.K. (2006), FRAC (2006), and
                                    Director of Strategic Advisers, Inc. (2005);
                                    Senior Vice President of FMR and FMRC.

      Andrew Flaster                Compliance Officer of FMR U.K.

      Simon Fraser                  Previously served as Director, Chairman of
                                    the Board, Chief Executive Officer of FMR
                                    U.K., Director and President of Fidelity
                                    International Investment Advisors (FIIA)
                                    (2005), Director and Chief Executive Officer of Fidelity International Investment
                                    Advisors (U.K.) Limited (FIIA(U.K.)L)
                                    (2005).

      Jay Freedman                  Previously served as Secretary of FMR U.K.,
                                    FRAC, FIMM, Strategic Advisers, Inc., and
                                    FMR LLC, and Assistant Secretary of FMR,
                                    FMRC, and FDC (2006).

      Karen Hammond                 Previously served as Assistant Treasurer of
                                    FMR U.K., FMR, FMRC, FRAC, and FIMM, Vice
                                    President of FMR U.K., FRAC, FIMM, and
                                    Strategic Advisers, Inc., and Treasurer of
                                    Strategic Advisers, Inc. and FMR LLC (2005);
                                    Executive Vice President of FMR (2005).

      John J. Hitt                  Assistant Secretary of FMR U.K., FMR, FMRC,
                                    FRAC, FIMM, Strategic Advisers, Inc., FDC, and FMR LLC (2006).

      Kenneth A. Rathgeber          Chief Compliance Officer of FMR U.K., FMR,
                                    FMRC, FRAC, FIMM, and Strategic Advisers,
                                    Inc. (2005).

      Eric D. Roiter                Assistant Secretary of FMR U.K., FRAC, and
                                    FIMM; Vice President, General Counsel, and
                                    Secretary of FMR and FMRC; Secretary of
                                    funds advised by FMR; Previously served as Vice President and Secretary of FDC (2005).

      Nicholas E. Steck             Compliance Officer of FMR U.K., FMR, FMRC,
                                    FRAC, and FIMM (2006), Strategic Advisers,
                                    Inc. (2005), and FMR LLC (2002); Senior Vice
                                    President of FMR (2006); Previously served as Vice President of FMR (2006).

      Susan Sturdy                  Secretary of FMR U.K., FRAC, FIMM, Strategic
                                    Advisers, Inc., and FMR LLC (2006);
                                    Assistant Secretary of FMR, FMRC, and FDC;
                                    Previously served as Assistant Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers,
                                    Inc., and FMR LLC (2006).

      Matthew C. Torrey             Director and Managing Director Research of
                                    FMR U.K. (2007).

      J. Gregory Wass               Assistant Treasurer of FMR U.K., FMR, FMRC,
                                    FRAC, FIMM, Strategic Advisers, Inc., FDC, and FMR LLC (2003); Vice President,
                                    Taxation, of FMR LLC.

      JS Wynant                     Director and Treasurer of FMR U.K., Vice
                                    President and Treasurer of FMR, FMRC,
                                    Treasurer of FRAC and FIMM.

        (4)  FIDELITY RESEARCH & ANALYSIS COMPANY (FRAC)

         FRAC provides investment advisory services to Fidelity Management & Research Company, Fidelity Management Trust Company, FMR Co., Inc., and Fidelity Investments Money Management, Inc. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

       Edward C. Johnson 3d         Chairman of the Board and Director of FRAC,
                                    FMR, FMRC, and FIMM; Chief Executive
                                    Officer, Chairman of the Board and Director of FMR LLC; Trustee of funds advised by FMR.

       Eric Wetlaufer               President and Director of FRAC (2006);
                                    Chairman of the Board, Chief Executive
                                    Officer, President and Director of FMR U.K.
                                    (2007); Senior Vice President of FMR and
                                    FMRC (2006); Vice President of certain
                                    Equity funds advised by FMR.

       Philip Bullen                Previously served as President and Director
                                    of FRAC and FMR U.K. (2006) and Director of
                                    Strategic Advisers, Inc. (2005); Senior Vice
                                    President of FMR and FMRC.

       Jay Freedman                 Previously served as Secretary of FRAC, FMR
                                    U.K., FIMM, Strategic Advisers, Inc., and
                                    FMR LLC, and Assistant Secretary of FMR,
                                    FMRC, and FDC (2006).

       Karen Hammond                Previously served as Assistant Treasurer of
                                    FRAC, FMR, FMRC, FMR U.K., and FIMM, Vice
                                    President of FRAC, FMR U.K., FIMM, and
                                    Strategic Advisers, Inc., and Treasurer of
                                    Strategic Advisers, Inc. and FMR LLC (2005);
                                    Executive Vice President of FMR (2005).

       John J. Hitt                 Assistant Secretary of FRAC, FMR, FMRC, FMR
                                    U.K., FIMM, Strategic Advisers, Inc., FDC, and FMR LLC (2006).

       Kenneth A. Rathgeber         Chief Compliance Officer of FRAC, FMR, FMRC,
                                    FMR U.K., FIMM, and Strategic Advisers, Inc.
                                    (2005).

       Eric D. Roiter               Assistant Secretary of FRAC, FMR U.K., and
                                    FIMM; Vice President, General Counsel, and
                                    Secretary of FMR and FMRC; Secretary of
                                    funds advised by FMR; Previously served as Vice President and Secretary of FDC (2005).

       Nicholas E. Steck            Compliance Officer of FRAC, FMR, FMRC, FMR
                                    U.K., and FIMM (2006), Strategic Advisers,
                                    Inc. (2005), and FMR LLC (2002); Senior Vice
                                    President of FMR (2006); Previously served as Vice President of FMR (2006).

       Susan Sturdy                 Secretary of FRAC, FMR U.K., FIMM, Strategic
                                    Advisers, Inc., and FMR LLC (2006);
                                    Assistant Secretary of FMR, FMRC, and FDC;
                                    Previously served as Assistant Secretary of FRAC, FMR U.K., FIMM, Strategic Advisers,
                                    Inc., and FMR LLC (2006)


        (5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)

        The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

       Michael Gordon               President (2005) and Director (2002) of
                                    FIIA; President, Chief Executive Officer, and Director of FIIA (U.K.)L (2005).

       Chris Coombe                 Chief Financial Officer of FIIA (2006);
                                    Director of FIJ (2006).

       Simon Fraser                 Previously served as Director and President
                                    of FIIA (2005), Director and Chief Executive
                                    Officer of FIIA(U.K.)L (2005); Director,
                                    Chairman of the Board, Chief Executive
                                    Officer of FMR U.K.

       Brett Goodin                 Director of FIIA.

       Simon M. Haslam              Previously served as Director of FIIA, and
                                    FIJ (2007).

       David Holland                Previously served as Director and Vice
                                    President of FIIA (2006); Director of FIJ
                                    (2005).

       Kathryn Matthews             Director of FIIA (2005).

       Samantha Miller              Previously served as HK Compliance Officer
                                    of FIIA (2005).

       Frank Mutch                  Director of FIIA.

       Allan Pelvang                Director and Vice President of FIIA (2006).

       Peter Phillips               Previously served as Director of FIIA
                                    (2006).

       Rosalie Powell               Assistant Secretary of FIIA.

       David J. Saul                Director of FIIA.

       Graham Seed                  Secretary of FIIA (2004).

       Andrew Steward               Previously served as Chief Financial Officer
                                    of FIIA and Director of FIGEST (2006);
                                    Previously served as Director of FIIA(U.K.)L
                                    (2007).

       Robert Stewart               Director of FIIA (2004).

       Ann Stock                    Chief Compliance Officer of FIIA (2005);
                                    Director of FIIA(U.K.)L (2003).

       Andrew Wells                 Director of FIIA (2005).

       Natalie Wilson               Assistant Secretary of FIIA (2007).


         (6) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L)

       The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

       Michael  Gordon              President, Chief Executive Officer, and
                                    Director of FIIA (U.K.)L (2005); President
                                    (2005) and Director (2002) of FIIA.

       Simon Fraser                 Previously served as Director and Chief
                                    Executive Officer of FIIA(U.K.)L (2005),
                                    Director and President of FIIA (2005);
                                    Director, Chairman of the Board, Chief
                                    Executive Officer of FMR U.K.

       Ian Jones                    Chief Compliance Officer of FIIA(U.K.)L
                                    (2004).

       Martin Harris                Director of FIIA (U.K.)L (2007).

       Nicky Richards               Director of FIIA(U.K.)L (2006)

       Andrew Steward               Previously served as Director of FIIA(U.K.)L
                                    (2007); Previously served as Chief Financial
                                    Officer of FIIA and Director of FIGEST
                                    (2006).

       Ann Stock                    Director of FIIA(U.K.)L (2003); Chief
                                    Compliance Officer of FIIA (2005).

       Richard Wane                 Director of FIIA(U.K.)L (2003).


         (7) FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)

         The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Thomas Balk                         Representative Executive Officer and
                                    Director of FIJ (2006).

Chris Coombe                        Director of FIJ (2006); Chief Financial
                                    Officer of FIIA (2006).

John Ford                           Director and Executive Officer of FIJ
                                    (2006).

Julie Greenall-Ota                  Executive Officer of FIJ (2007).

Simon M. Haslam                     Previously served as Director of FIJ and
                                    FIIA (2007).

David Holland                       Director of FIJ (2005); Previously served as
                                    Director and Vice President of FIIA (2006).

Gifford Kodo Nakajima               Executive Officer of FIJ (2007).

Yasuo Kuramoto                      Previously served as Director and Vice
                                    Chairman of FIJ (2005).

Jonathan O'Brien                    Director of FIJ (2006).

Takeshi Okazaki                     Executive Officer of FIJ (2005); Previously
                                    served as Director (2006) and Head of
                                    Institutional Sales of FIJ (2005).

Yoshishige Saigusa                  Executive Officer of FIJ (2005); Previously
                                    served as Director of FIJ (2006).

Hiroshi Yamashita                   Previously served as Director (2006) and
                                    Counselor of FIJ (2005).

ITEM 27.        PRINCIPAL UNDERWRITERS:

         (a) Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

                  1)       American Beacon Funds
                  2)       American Beacon Mileage Funds
                  3)       American Beacon Select Funds
                  4)       Henderson Global Funds
                  5)       Ironwood Series Trust
                  6)       Bridgeway Funds, Inc.
                  7)       Monarch Funds
                  8)       Century Capital Management Trust
                  9)       Sound Shore Fund, Inc.
                  10)      Forum Funds
                  11)      Hirtle Callahan Trust
                  12)      Central Park Group Multi-Event Fund
                  13)      The CNL Funds
                  14)      PMC Funds, Series of the Trust for Professional
                           Managers
                  15)      SPA ETF Trust
                  16)      FocusShares Trust
                  17)      The Japan Fund, Inc.
                  18)      Wintergreen Fund, Inc.

         (b) The following officers of Foreside Fund Services, LLC, the Registrant's underwriter, hold the following positions with the Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

  NAME                           POSITION WITH UNDERWRITER           POSITION WITH REGISTRANT
  -----                          -------------------------           ------------------------
  Mark S. Redman                 President                           None
  Richard J. Berthy              Vice President and Treasurer        None

  Nanette K. Chern               Chief Compliance Officer,           Anti-Money Laundering
                                 Secretary and Vice President        Compliance Officer
  Mark A. Fairbanks              Deputy Chief Compliance             None
                                 Officer, Vice President and
                                 Assistant Secretary

ITEM 28.        LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules promulgated thereunder, are maintained as follows:

         (a) State Street Bank and Trust Company, 2 Avenue de Lafayette, LCC0695, P.O. Box 5049, Boston, MA 02111 (books and records relating to its functions as Custodian and Administrator);

         (b) Fidelity Management & Research Company (FMR), One Federal Street, Boston, MA 02109; FMR Co., Inc. (FMRC), One Federal Street, Boston, MA 02109; Fidelity Management & Research (U.K.) Inc. (FMR U.K.), One Federal Street, Boston, MA 02109; Fidelity Research & Analysis Company (FRAC) (formerly, Fidelity Management & Research (Far East) Inc.), One Federal Street, Boston, MA 02109; Fidelity International Investment Advisors (FIIA), Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), 25 Cannon Street, London, England EC4M 5TA; Fidelity Investments Japan Limited (FIJ), Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku,Tokyo, Japan 105-6019 (books and records relating to its functions as Investment Advisor);

         (c) Boston Financial Data Services, 30 Dan Road, Canton, MA 02021 (books and records relating to its functions as Transfer Agent);

         (d) Foreside Fund Services, LLC, Two Portland Square, Portland, ME 04101 (books and records relating to its functions as Distributor and Compliance Service provider);

         (e) Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017 (certain other books and records relating to its functions as legal counsel).

ITEM 29.        MANAGEMENT SERVICES:

         None.

ITEM 30.        UNDERTAKINGS:

         None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 28th day of January 2008.

                                         THE JAPAN FUND, INC.


                                         By:  /s/ WILLIAM L. GIVENS
                                              ---------------------------------
                                              William L. Givens
                                              Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ WILLIAM L. GIVENS               Chairman of the            January 28, 2008
---------------------------         Board of Directors
William L. Givens

/s/ J. DOUGLAS AZAR*                Director                   January 28, 2008
---------------------------
J. Douglas Azar

/s/ LYNN S. BIRDSONG*               Director                   January 28, 2008
---------------------------
Lynn S. Birdsong

/s/ JAMES A. FIRESTONE*             Director                   January 28, 2008
---------------------------
James A. Firestone

/s/ SHINJI FUKUKAWA*                Director                   January 28, 2008
---------------------------
Shinji Fukukawa

/s/ TAKESHI ISAYAMA*                Director                   January 28, 2008
---------------------------
Takeshi Isayama

/s/ YOSHIHIKO MIYAUCHI*             Director                   January 28, 2008
---------------------------
Yoshihiko Miyauchi

/s/ OSAMU NAGAYAMA*                 Director                   January 28, 2008
---------------------------
Osamu Nagayama


------------
* By attorney-in-fact, Mr. Givens, pursuant to powers of attorney contained herein.

                                  EXHIBIT INDEX

NUMBER   EXHIBIT

(b)        Registrant's Amended and Restated By-Laws dated April 26, 2007

(e) Distribution and Shareholder Services Agreement dated April 26, 2007 between the Registrant and Foreside Fund Services, LLC

(g) Master Custodian and Accounting Services Agreement dated October 1, 2007 between the Registrant and State Street Bank and Trust Company

(h)(1) Administration Agreement dated October 1, 2007 between the Registrant and State Street Bank and Trust Company

(h)(1)(a) Administration Agreement dated October 1, 2007 between the Registrant and SEI Investments Global Funds Services

(h)(2) Transfer Agency and Service Agreement dated October 1, 2007 between the Registrant and Boston Financial Data Services

(h)(3) FAN Services Agreement between the Registrant and DST Systems, Inc. and Web Services Exhibit thereto dated October 8, 2007, and Vision Services Exhibit between the Registrant and DST Systems, Inc. dated October 19, 2007

(h)(4) Credit Agreement between the Registrant and State Street Bank and Trust Company dated December 21, 2007

(h)(5) Compliance Services Agreement dated April 26, 2007 between the Registrant and Foreside Compliance Services, LLC and Foreside Management Services, LLC

(j)(1)     Consent of Independent Registered Public Accounting Firm

(m)(2)     Form of Mutual Fund Sales and Service Agreement

(p)(1)     Registrant's Code of Ethics dated as of October 1, 2007

(p)(4)     State Street Bank and Trust Company Standard of Conduct

(p)(5)     Code of Ethics of Foreside Fund Services, LLC